UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09191

Name of Fund: BlackRock MuniHoldings Insured Fund II, Inc. (MUE)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock MuniHoldings Insured Fund II, Inc., 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2009

Date of reporting period: 07/31/2009

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

Annual Report

JULY 31, 2009

BlackRock MuniHoldings Insured Fund II, Inc. (MUE)

BlackRock MuniYield California Insured Fund, Inc. (MCA)

BlackRock MuniYield Insured Fund, Inc. (MYI)

BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)

BlackRock MuniYield New York Insured Fund, Inc. (MYN)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	JULY 31, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops — one of extreme investor pessimism and decided weakness, and another of cautious optimism and nascent signs of recovery. The first half of the period was characterized by the former, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprecedented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March 2009, however, on the back of new program announcements by the US Treasury Department and Federal Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence, manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines through mid-March 2009 before going on a three-month rally that largely negated year-to-date losses. Late in the period, investor enthusiasm waned and a correction ensued for several weeks, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Equities rallied once again as the period drew to a close, resulting in positive year-to-date returns for all major indexes. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn, reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while the flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. This has been particularly evident in the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support to municipal bonds.

Total Returns as of July 31, 2009	6-month	12-month

US equities (S&P 500 Index)	21.18%	(19.96)%

Small cap US equities (Russell 2000 Index)	26.61	(20.72)

International equities (MSCI Europe, Australasia, Far East Index)	30.63	(22.60)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(3.91)	7.58

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.47	7.85

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	4.38	5.11

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.11	5.30

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2009	BlackRock MuniHoldings Insured Fund II, Inc.

Investment Objective

BlackRock MuniHoldings Insured Fund II, Inc. (MUE) (the “Fund”) seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Fund returned 7.24% based on market price and 1.58% based on net asset value (“NAV”). For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 7.93% based on market price and 1.51% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Sector allocation played an important role in determining how the Fund performed during the reporting period. The Fund was significantly overweight in pre-refunded securities in the one- to five-year maturity range. This enhanced performance as the yield curve steepened. The Fund’s overweight in the housing and utilities sectors, also helped performance as these issues outperformed. During the 12 months, Fund management maintained high cash allocations in an effort to reduce volatility and ensure that ample cash was available to take advantage of potential opportunities in the new-issue market. The Fund’s cash balance lowered portfolio duration, which was beneficial; however, it also held the yield down slightly as the money was invested in lower-yielding short-term investments, a negative factor. As the landscape of the insured municipal market changed and several of the monoline insurers were downgraded multiple times over the last year, the credit quality allocation of the Fund reflects a higher percentage of bonds in the A credit quality range and lower percentage of bonds in the AA credit quality range.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2009 ($11.40)[1]	7.11%
Tax Equivalent Yield[2]	10.94%
Current Monthly Distribution per Common Share[3]	$0.0675
Current Annualized Distribution per Common Share[3]	$0.8100
Leverage as of July 31, 2009[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/09	7/31/08	Change	High	Low

Market Price	$11.40	$11.30	0.88%	$11.55	$7.00
Net Asset Value	$12.27	$12.84	(4.44)%	$13.11	$9.70

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/09	7/31/08

County/City/Special District/School District	29%	29%
Transportation	23	25
Utilities	21	14
State	10	10
Health	9	11
Housing	5	6
Corporate	2	2
Education	1	3

Credit Quality Allocations[5]

	7/31/09	7/31/08

AAA/Aaa	50%	48%
AA/Aa	19	45
A/A	27	6
BBB/Baa	2	1
Not Rated	2 [6]	—

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2009, the market value of these securities was $10,104,059 representing 2% of the Fund’s long-term investments.

4	ANNUAL REPORT	JULY 31, 2009

Fund Summary as of July 31, 2009	BlackRock MuniYield California Insured Fund, Inc.

Investment Objective

BlackRock MuniYield California Insured Fund, Inc. (MCA) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Fund returned 4.17% based on market price and 3.03% based on NAV. For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 5.13% based on market price and 0.69% on a NAV basis. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises funds representing various states and not California alone. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund’s duration positioning was neutral for most of the period. The Fund benefited from a relatively lower exposure to poorer-rated monoline insurers. The underlying quality of the securities covered by the insurance wrap is sound, which helped protect valuations. Along with extremely attractive borrowing costs, the Fund income accrual permitted an increase in dividends in June. Our strategy is to pursue a balanced approach to returns, continue to bolster current yield and commit cash reserves when research uncovers appropriate opportunities. Credit fundamentals warrant monitoring in the current weak economic environment, especially in California, considering budgetary challenges. Management is alert to improve quality as opportunities arise. As the landscape of the insured municipal market changed and several of the monoline insurers were downgraded multiple times over the last year, the credit quality allocation of the Fund reflects a higher percentage of bonds in the A credit quality range and lower percentage of bonds in the AA credit quality range.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2009 ($12.08)[1]	6.06%
Tax Equivalent Yield[2]	9.32%
Current Monthly Distribution per Common Share[3]	$0.061
Current Annualized Distribution per Common Share[3]	$0.732
Leverage as of July 31, 2009[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/09	7/31/08	Change	High	Low

Market Price	$12.08	$12.33	(2.03)%	$12.54	$6.95
Net Asset Value	$13.43	$13.86	(3.10)%	$14.17	$10.46

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/09	7/31/08

County/City/Special District/School District	44%	38%
Utilities	25	23
Transportation	13	13
Education	10	12
Health	3	5
State	3	5
Housing	2	4

Credit Quality Allocations[5]

	7/31/09	7/31/08

AAA/Aaa	44%	42%
AA/Aa	28	46
A	27	11
BBB/Baa	1	—
Not Rated	—	1 [6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2008, the market value of these securities was $6,574,300 representing 1% of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2009	5

Fund Summary as of July 31, 2009	BlackRock MuniYield Insured Fund, Inc.

Investment Objective

BlackRock MuniYield Insured Fund, Inc. (MYI) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Fund returned 5.72% based on market price and 1.70% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 7.93% based on market price and 1.51% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The above-average yield was beneficial to the total return of the portfolio. This is a product of higher yielding securities held. During the first half of the period, the Fund was negatively affected by three factors: its constructive position in the market during a period of increasing yields; a higher-than-average exposure to the longer end of the yield curve, where rates increased; and, a higher-than-average exposure to certain monoline insurers that experienced difficulties, in particular those with weaker underlying credits. Fortunately, during the second half of the period, these factors reversed course and benefited the Fund. Municipal yields generally declined, with the longer end of the yield curve outperforming. Additionally, credit spreads tightened, which aided some insured bonds with weaker underlying credits. The portfolio’s overall credit quality fell during the period due largely to the impact of further monoline insurer downgrades. However, during the period Fund management worked to improve credit quality by purchasing higher-rated insured bonds and/or insured bonds with stronger underlying credit quality. Additionally, we favored moving in on the yield curve opportunistically by seeking to shorten the average maturity of the portfolio by adding to bonds with shorter maturities. During the 12 months, Fund management maintained high cash allocations in an effort to reduce volatility and ensure that ample cash was available to take advantage of potential opportunities in the new-issue market. The Fund’s cash balance lowered portfolio duration, which was beneficial; however, it also held the yield down slightly as the money was invested in lower-yielding short-term investments, a negative factor.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2009 ($12.12)[1]	6.04%
Tax Equivalent Yield[2]	9.29%
Current Monthly Distribution per Common Share[3]	$0.061
Current Annualized Distribution per Common Share[3]	$0.732
Leverage as of July 31, 2009[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/09	7/31/08	Change	High	Low

Market Price	$12.12	$12.22	(0.82)%	$12.29	$7.07
Net Asset Value	$12.27	$12.86	(4.59)%	$13.22	$9.02

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/09	7/31/08

Transportation	31%	30%
County/City/Special District/School District	24	21
Utilities	17	16
State	8	7
Education	7	7
Health	6	12
Housing	5	5
Corporate	2	2

Credit Quality Allocations[5]

	7/31/09	7/31/08

AAA/Aaa	47%	50%
AA/Aa	23	37
A/A	25	9
BBB/Baa	5	4

[5]	Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	JULY 31, 2009

Fund Summary as of July 31, 2009	BlackRock MuniYield Michigan Insured Fund II, Inc.

Investment Objective

BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Michigan income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Fund returned 6.34% based on market price and 3.81% based on NAV. For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 5.13% based on market price and 0.69% on a NAV basis. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises funds representing various states and not Michigan alone. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund benefited from a declining interest rate environment during the period. Sector allocation was also accretive to performance, as the Fund’s allocation to pre-refunded and escrowed issues outperformed. Low short-term rates resulted in increased income to the Fund from leverage, which allowed a dividend increase beginning with the July 1, 2009 distribution. As the landscape of the insured municipal market changed and several of the monoline insurers were downgraded multiple times over the last year, the credit quality allocation of the Fund reflects a higher percentage of bonds in the A credit quality range and lower percentage of bonds in the AA credit quality range.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYM
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2009 ($11.58)[1]	6.89%
Tax Equivalent Yield[2]	10.60%
Current Monthly Distribution per Common Share[3]	$0.0665
Current Annualized Distribution per Common Share[3]	$0.7980
Leverage as of July 31, 2009[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/09	7/31/08	Change	High	Low

Market Price	$11.58	$11.63	(0.43)%	$11.74	$7.00
Net Asset Value	$12.87	$13.24	(2.79)%	$13.54	$10.95

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/09	7/31/08

County/City/Special District/School District	23%	25%
Health	16	15
Corporate	15	14
Utilities	12	11
Transportation	11	11
State	11	10
Education	10	13
Housing	2	1

Credit Quality Allocations[5]

	7/31/09	7/31/08

AAA/Aaa	28%	36%
AA/Aa	27	50
A	40	10
BBB/Baa	2	3
Not Rated	3	1

[5]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	JULY 31, 2009	7

Fund Summary as of July 31, 2009	BlackRock MuniYield New York Insured Fund, Inc.

Investment Objective

BlackRock MuniYield New York Insured Fund, Inc. (MYN) (the “Fund”) seeks to provide shareholders with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New York State and New York City personal income taxes. No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2009, the Fund returned 2.44% based on market price and 2.29% based on NAV. For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 5.13% based on market price and 0.69% on a NAV basis. All returns reflect reinvestment of dividends. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises funds representing various states and not New York alone. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. Fund performance was more of a reflection of its price movement, rather than its distribution rate, which was roughly average for the period. The one-year period comprised of two separate — and major — fixed income market moves. The end of 2008 witnessed severe dislocations whereby, as a result of illiquidity and credit concerns, municipal bonds were treated as risk assets and traded at historically-wide spreads versus Treasuries. The second half of the period saw a return of liquidity and more normal demand metrics, accompanied by significant spread compression and yield curve flattening. The Fund outperformed during this time due to its overweight in longer-dated bonds, its slightly longer duration and our participation in new-issue deals, which were coming at considerable discounts to secondary market levels. Due to ongoing monoline insurers’ credit problems, as well as the government’s Build America Bond program, we are finding fewer opportunities to add attractively-priced insured bonds. If this continues, the incentive to turn over the portfolio will decrease, while also continuing to benefit from the longer-dated bonds within the Fund. As the landscape of the insured municipal market changed and several of the monoline insurers were downgraded multiple times over the last year, the credit quality allocation of the Fund reflects a higher percentage of bonds in the A credit quality range and lower percentage of bonds in the AA credit quality range.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2009 ($11.36)[1]	5.55%
Tax Equivalent Yield[2]	8.54%
Current Monthly Distribution per Common Share[3]	$0.0525
Current Annualized Distribution per Common Share[3]	$0.6300
Leverage as of July 31, 2009[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/09	7/31/08	Change	High	Low

Market Price	$11.36	$11.80	(3.73)%	$12.03	$6.64
Net Asset Value	$12.65	$13.16	(3.88)%	$13.50	$9.94

The following unaudited charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/09	7/31/08

County/City/Special District/School District	31%	33%
Transportation	29	31
State	11	10
Utilities	10	12
Corporate	6	6
Education	5	3
Health	4	2
Housing	3	2
Tobacco	1	1

Credit Quality Allocations[5]

	7/31/09	7/31/08

AAA/Aaa	45%	47%
AA/Aa	16	39
A	32	9
BBB/Baa	7	4
Not Rated	—	1 [6]

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2008, the market value of these securities was $4,624,822 representing 1% of the Fund’s long-term investments.

8	ANNUAL REPORT	JULY 31, 2009

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Funds issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s Common Shareholders will benefit from the incremental yield.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the Preferred Shares issuance earn the income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

Conversely, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates. If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also, from time to time, leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect the Funds’ NAV per share.

The use of leverage may enhance opportunities for increased returns to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Funds’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. The Funds may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit the Funds’ ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by a Fund. The Funds will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce returns on the Common Shares.

Under the Investment Company Act of 1940, each Fund is permitted to issue Preferred Shares in an amount of up to 50% of its total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of July 31, 2009, the Funds had economic leverage from Preferred Shares and TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

BlackRock MuniHoldings Insured Fund II, Inc.	41%
BlackRock MuniYield California Insured Fund, Inc.	36%
BlackRock MuniYield Insured Fund, Inc.	39%
BlackRock MuniYield Michigan Insured Fund II, Inc.	38%
BlackRock MuniYield New York Insured Fund, Inc.	38%

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	9

Schedule of Investments July 31, 2009	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.8%
County of Jefferson Alabama, RB, Series A, 5.50%, 1/01/22	$3,580	$2,113,346

Alaska — 0.6%
City of Anchorage Alaska, Refunding RB (AMBAC), 6.00%, 9/01/24	1,630	1,650,408

Arkansas — 4.4%
Arkansas Development Finance Authority, Refunding RB, Series C (MBIA), 5.35%, 12/01/35	12,165	12,136,777

California — 16.7%
City of Vista California, COP, Community Projects (MBIA), 5.00%, 5/01/37	5,400	4,693,626
County of Sacramento California, RB, Senior, Series A (AGC), 5.50%, 7/01/41	3,500	3,372,565
Dixon Unified School District, California, GO, Election of 2002 (FSA), 5.20%, 8/01/44	2,405	2,321,306
Eastern Municipal Water District, California, COP, Series H, 5.00%, 7/01/35	695	661,077
Modesto Schools Infrastructure Financing Agency, Special Tax (AMBAC), 5.50%, 9/01/36	4,240	3,489,732
Oceanside Unified School District, California, GO, Series A (AGC), 5.25%, 8/01/33	3,175	3,177,254
Port of Oakland, RB (MBIA), AMT:
Series K, 5.75%, 5/01/10 (a)	25	25,857
Series K, 5.75%, 11/01/21	2,975	2,908,806
Series L, 5.38%, 11/01/27	5,000	4,552,500
Roseville Joint Union High School District, California, GO, Election of 2004, Series A (MBIA), 5.00%, 8/01/29	2,985	2,932,434
Sacramento City Financing Authority, California, RB, Capital Improvement (AMBAC), 5.00%, 12/01/27	150	147,690
San Francisco City & County Airports Commission, RB, Special Facilities Lease, SFO Fuel, Series A (FSA), AMT, 6.10%, 1/01/20	1,250	1,254,175
State of California, GO, Veterans, Series BZ (MBIA), AMT, 5.35%, 12/01/21	9,350	9,031,632
Stockton Public Financing Authority, California, RB, Redevelopment Projects, Series A (Radian):
5.25%, 9/01/31	495	384,947
5.25%, 9/01/34	2,930	2,213,410
Tustin Unified School District, California, Special Tax, Senior Lien, Community Facilities District 97-1, Series A (FSA):
5.00%, 9/01/32	605	543,108
5.00%, 9/01/38	4,620	3,987,753

		45,697,872

Municipal Bonds	Par (000)	Value

Colorado — 1.3%
Colorado Health Facilities Authority, RB, Hospital, NCMC Inc. Project, Series B (FSA), 6.00%, 5/15/26	$3,300	$3,430,878
Colorado Housing & Finance Authority, Colorado, RB, S/F Program, Senior, Series A-2, AMT, 7.50%, 4/01/31	175	188,498

		3,619,376

District of Columbia — 0.9%
District of Columbia, RB, Deed Tax, Housing Production Trust Fund, Series A (MBIA), 5.00%, 6/01/32	2,500	2,382,100

Florida — 23.3%
Broward County HFA, RB, Series E (FNMA), AMT, 5.90%, 10/01/39	2,240	2,259,667
City of Miami Florida, RB, Miami Revenues (MBIA), 5.00%, 1/01/37	2,900	2,634,911
City of Orlando Florida, RB, Senior, 6th Cent Contract Payments, Series A (AGC), 5.25%, 11/01/38	4,000	3,923,440
County of Miami-Dade Florida, RB, CAB, Sub-Series A (MBIA), 5.24%, 10/01/37 (b)	3,670	492,000
County of Miami-Dade Florida, RB, Series A (FSA), AMT:
5.00%, 10/01/33	6,730	5,754,621
Miami International Airport, 5.25%, 10/01/41	13,800	11,914,368
Miami International Airport, 5.50%, 10/01/41	6,700	6,015,729
County of Pasco Florida, RB, Half-Cent Sales Tax (AMBAC), 5.13%, 12/01/28	6,300	5,588,037
County of Saint Johns Florida, RB, CAB (AMBAC), 5.36%, 6/01/31 (b)	5,065	1,310,771
Jacksonville Health Facilities Authority, RB, Baptist Medical Center (FSA), 5.00%, 8/15/37	7,740	7,391,932
Jacksonville Port Authority, RB (AGC), AMT, 6.00%, 11/01/38	4,250	4,135,420
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	12,375	12,570,030

		63,990,926

Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Mortgage, Series E, AMT, 6.00%, 1/01/32	320	327,542

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each Fund’s Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance Inc.
GAN	Grant Anticipation Notes
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
ISD	Independent School District
MBIA	Municipal Bond Investors Assurance
(National Public Finance Guaranty Corp.)
PILOT	Payment in Lieu of Taxes
RB	Revenue Bonds
S/F	Single-Family
TAN	Tax Anticipation Notes
VRDN	Variable Rate Demand Note

See Notes to Financial Statements.

10	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (continued)	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois — 4.3%
Chicago Board of Education, Illinois, GO, Chicago School Reform Board, Series A (MBIA), 5.50%, 12/01/26	$2,080	$2,278,245
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	3,400	3,823,572
City of Chicago Illinois, Refunding RB (MBIA):
General Airport Third Lien, Series A, AMT, 5.75%, 1/01/19	3,125	3,143,687
Second Lien, 5.50%, 1/01/30	2,270	2,343,344
Lake Cook-Dane & McHenry Counties Community Unit School District 220, Illinois, GO (MBIA), 6.00%, 12/01/20	125	130,930

		11,719,778

Indiana — 3.6%
Indiana Municipal Power Agency, Indiana, RB, Series A (MBIA), 5.00%, 1/01/42	8,000	7,559,040
Indianapolis Local Public Improvement Bond Bank, RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,370	2,343,006

		9,902,046

Iowa — 1.0%
Iowa Finance Authority, RB, Iowa Health System (AGC), 5.25%, 2/15/29	2,915	2,869,468

Kansas — 2.0%
Kansas Development Finance Authority, RB, Sisters of Charity, Series J, 6.13%, 12/01/20	3,510	3,574,093
Sedgwick & Shawnee Counties Kansas, RB, Mortgage, Series A-2 (GNMA), AMT, 6.20%, 12/01/33	2,015	2,040,993

		5,615,086

Kentucky — 1.0%
Kentucky Economic Development Finance Authority, Kentucky, RB, Louisville Arena, Sub-Series A-1 (AGC), 6.00%, 12/01/38	1,150	1,181,602
Kentucky State Property & Buildings Commission, Kentucky, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	1,525	1,593,427

		2,775,029

Louisiana — 1.4%
Louisiana State Citizens Property Insurance Corp., RB, Series C-3, Remarketed (AGC), 6.13%, 6/01/25	3,550	3,882,209

Michigan — 16.3%
City of Detroit Michigan, RB:
Second Lien, Series B (MBIA), 5.50%, 7/01/29	4,170	4,047,110
Second Lien, Series E, Remarketed (FGIC), 5.75%, 7/01/31	5,060	5,227,132
Senior Lien, Series B, Remarketed (FSA), 7.50%, 7/01/33	1,190	1,377,877
City of Detroit Michigan, Refunding RB, Remarketed:
Second Lien, Series C (FGIC), 5.75%, 7/01/27	2,600	2,767,648
Senior Lien, Series B (MBIA), 5.25%, 7/01/22	9,235	8,989,811
Senior Lien, Series C-1 (FSA), 7.00%, 7/01/27	4,180	4,748,313
Senior Lien, Series C-2 (FGIC), 5.25%, 7/01/29	4,860	4,866,610
Michigan Strategic Fund, Refunding RB (Syncora), AMT:
Detroit Edison Co. Project, Series A, 5.50%, 6/01/30	2,000	1,740,420
Detroit Edison Pollution, Series C, 5.65%, 9/01/29	5,000	4,460,050
Royal Oak Hospital Finance Authority, Michigan, RB, William Beaumont Hospital, 8.25%, 9/01/39	3,115	3,513,938
Saint Clair County EDC, Michigan, Refunding RB, Detroit Edison, Series AA (AMBAC), 6.40%, 8/01/24	3,000	3,036,750

		44,775,659

Municipal Bonds	Par (000)	Value

Minnesota — 2.7%
City of Minneapolis Minnesota, RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	$1,975	$2,151,427
Prior Lake ISD No. 719, Minnesota, GO (FSA), 5.50%, 2/01/19	2,840	2,899,924
Sauk Rapids ISD No. 47, Minnesota, GO, Series A (MBIA), 5.63%, 2/01/18	2,185	2,317,761

		7,369,112

Nevada — 0.5%
County of Clark Nevada, RB, Jet Aviation Fuel Tax, Series C (AMBAC), AMT, 5.38%, 7/01/20	1,200	1,150,224
Nevada Housing Division, Nevada, RB, S/F Mortgage, Mezzanine, Series A-2 (MBIA), AMT, 6.30%, 4/01/22	95	96,252

		1,246,476

New Jersey — 6.3%
New Jersey EDA, RB, Motor Vehicle Surcharge Revenue, Series A (MBIA), 5.25%, 7/01/33	11,000	10,692,990
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	3,400	3,394,934
New Jersey Transportation Trust Fund Authority, New Jersey, RB, Transportation System, Series A (AGC), 5.63%, 12/15/28	2,930	3,119,659

		17,207,583

New York — 1.6%
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,300	2,296,504
Tobacco Settlement Financing Corp., New York, RB, Asset Backed, Series A-3 (AMBAC), 5.25%, 6/01/21	2,000	2,057,900

		4,354,404

North Carolina — 0.5%
North Carolina HFA, North Carolina, RB, Home Ownership, Series 14, Series A (AMBAC), AMT, 5.35%, 1/01/22	1,235	1,242,076

Ohio — 1.0%
Aurora City School District, COP (MBIA), 6.10%, 12/01/19 (a)	1,745	1,796,094
Kent State University Revenues, RB, General Receipts (AMBAC), 6.00%, 5/01/24	1,000	1,026,290

		2,822,384

Oklahoma — 1.0%
Claremore Public Works Authority, Oklahoma, RB, Series A (FSA), 5.25%, 6/01/14 (a)	2,385	2,796,722

Rhode Island — 2.1%
Providence Redevelopment Agency, Rhode Island, RB, Public Safety & Municipal Buildings, Series A (AMBAC), 5.75%, 4/01/10 (a)	5,555	5,796,476

South Carolina — 5.8%
South Carolina State Housing Finance & Development Authority, South Carolina, RB, Series A-2 (FSA), AMT, 6.35%, 7/01/19	1,110	1,125,473
South Carolina State Public Service Authority, RB, Series A (AMBAC), 5.00%, 1/01/42	15,000	14,739,300

		15,864,773

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	11

Schedule of Investments (continued)	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Texas — 18.5%
City of Dallas Texas, Refunding & Improvement, RB (AGC), 5.25%, 8/15/38	$2,100	$2,093,742
City of El Paso Texas, Refunding & Improvement, RB, Series A (FSA):
6.00%, 3/01/15	115	127,676
6.00%, 3/01/16	170	188,739
6.00%, 3/01/17	180	199,841
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	6,700	7,360,553
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding & Improvement, RB, Series A (MBIA), AMT:
5.88%, 11/01/18	2,150	2,214,887
5.88%, 11/01/19	2,390	2,455,510
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,000	1,080,070
Lower Colorado River Authority, Refunding RB (AGC), 5.50%, 5/15/36	2,935	2,988,094
Lubbock Copper Texas ISD, GO, School Building (AGC), 5.75%, 2/15/42	1,050	1,078,665
North Texas Tollway Authority, Refunding RB, System, First Tier:
K-2 (AGC), 6.00%, 1/01/38	1,000	1,065,050
(MBIA), 5.75%, 1/01/40	14,750	14,686,133
Series A (MBIA), 5.63%, 1/01/33	10,975	10,953,160
Series B (MBIA), 5.75%, 1/01/40	1,000	995,670
Tarrant County Cultural Education Facilities Finance Corp., Christus Health, Refunding RB, Series A (AGC), 6.50%, 7/01/37	3,000	3,170,610

		50,658,400

Virginia — 0.9%
Virginia Public School Authority, Virginia, RB, School Financing, 6.50%, 12/01/35	2,195	2,453,615

Washington — 1.8%
Chelan County Public Utility District No. 1, RB, Chelan Hydro System, Series A (AMBAC), AMT, 5.45%, 7/01/37	3,840	3,386,035
County of Lewis Washington, GO, Refunding (AMBAC), 5.75%, 12/01/24	1,640	1,656,187

		5,042,222

Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	3,500	3,629,605

Total Municipal Bonds — 121.7%		333,941,470

Municipal Bonds Transferred to Tender Option Bond Trusts (c)

California — 3.8%
City of San Jose California, GO, Libraries, Parks, Public Safety Series B, Project (MBIA), 5.00%, 9/01/30	3,805	3,816,312
San Diego Community College District, California, GO, Election of 2002 (FSA), 5.00%, 5/01/30	1,486	1,463,324
Sequoia Union High School District, California, GO, Refunding (FSA), 5.50%, 7/01/35	5,189	5,266,191

		10,545,827

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value

Colorado — 3.4%
Colorado Health Facilities Authority, RB, Catholic Health, Series C3 (FSA), 5.10%, 10/01/41	$9,410	$9,176,914

District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35	1,700	1,839,525

Florida — 8.5%
City of St. Petersburg, Florida, Refunding RB (MBIA), 5.00%, 10/01/35	6,493	5,969,392
County of Miami-Dade Florida, GO, Building Better Community Program, Series B-1, 6.00%, 7/01/38	12,500	12,997,625
Lee County HFA, RB, Multi-County Program, Series A-2 (GNMA), AMT, 6.00%, 9/01/40	4,125	4,434,457

		23,401,474

Georgia — 2.3%
City of Augusta, Georgia, RB (FSA), 5.25%, 10/01/34	6,290	6,377,494

Illinois — 6.6%
City of Chicago, Illinois, RB, Series A (FSA), 5.00%, 1/01/33	15,000	14,185,050
City of Chicago, Illinois, Refunding RB, Second Lien (FSA), 5.25%, 11/01/33	3,969	4,020,656

		18,205,706

Kentucky — 0.9%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	2,304	2,442,469

Massachusetts — 3.9%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A, 5.00%, 7/01/35	5,535	5,534,779
Massachusetts School Building Authority, RB, Series A (FSA), 5.00%, 8/15/30	4,994	5,069,268

		10,604,047

Nevada — 7.1%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	10,000	10,660,000
Series B, 5.50%, 7/01/29	8,247	8,711,788

		19,371,788

New York — 2.6%
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.25%, 10/15/27	6,751	7,183,897

Washington — 2.6%
City of Bellevue, Washington, GO, Refunding (MBIA), 5.50%, 12/01/39	6,883	7,074,975

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.4%		116,224,116

Total Long-Term Investments (Cost — $462,544,006) — 164.1%		450,165,586

See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (concluded)	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value

Florida — 1.2%
Jacksonville Health Facilities Authority, Refunding RB, VRDN, Baptist, Series C, Remarketed, 0.32%, 8/03/09 (d)	$3,300	$3,300,000

	Shares

Money Market Fund — 6.4%
FFI Institutional Tax-Exempt Fund, 0.42% (e)(f)	17,593,090	17,593,090

Total Short-Term Securities (Cost — $20,893,090) — 7.6%		20,893,090

Total Investments (Cost — $483,437,096*) — 171.7%		471,058,676

Liabilities in Excess of Other Assets — (0.8)%		(2,230,440)

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (23.1)%		(63,477,112)

Preferred Shares, at Redemption Value — (47.8)%		(131,008,795)

Net Assets Applicable to Common Shares — 100.0%		$274,342,329

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$420,987,429

Gross unrealized appreciation	$9,303,568
Gross unrealized depreciation	(22,519,149)

Net unrealized depreciation	$(13,215,581)

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(d)

Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(e)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	$(7,225,374)	$140,389

(f)	Represents the current yield as of the report date.

•

Effective August 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$17,593,090
Level 2
Long-Term Investments[1]	450,165,586
Short-Term Securities	3,300,000

Total Level 2	453,465,586
Level 3	—

Total	$471,058,676

[1]	See above Schedule of Investments for values in each state.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	13

Schedule of Investments July 31, 2009	BlackRock MuniYield California Insured Fund, Inc. (MCA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 110.2%

Corporate — 0.5%
City of Chula Vista California, RB, San Diego Gas, Series A, Remarketed, 5.88%, 2/15/34	$2,435	$2,468,360

County/City/Special District/School District — 58.2%
Alameda County Joint Powers Authority, RB, Lease Revenue (FSA), 5.00%, 12/01/34	2,960	2,832,395
Banning Unified School District, California, GO, 2006 Election, Series B (AGC), 5.25%, 8/01/33	4,300	4,303,053
Bay Area Government Association, RB, Tax Allocation, California Redevelopment Agency Pool, Series A (FSA), 6.00%, 12/15/24	255	257,838
Brentwood Infrastructure Financing Authority, California, Special Assessment, Refunding, Series A (FSA), 5.20%, 9/02/29	3,980	3,984,298
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.50%, 8/01/29	2,000	2,055,760
Chabot-Las Positas Community College District, California, GO, CAB, Election of 2004, Series B (AMBAC), 5.17%, 8/01/26 (a)	6,705	2,261,664
Chino Valley Unified School District COP, GO, Election of 2002, Series C (MBIA), 5.25%, 8/01/30	3,000	3,007,650
Chula Vista Elementary School District, California, COP (MBIA), 5.00%, 9/01/29	3,910	3,515,872
City of Alameda California, GO (MBIA), 5.00%, 8/01/33	2,350	2,337,004
City of Corona California, COP, Clearwater Cogeneration Project (MBIA), 5.00%, 9/01/28	6,000	5,267,580
City of Riverside California, COP (AMBAC), 5.00%, 9/01/28	3,000	2,896,110
City of San Jose California, GO, Libraries, Parks, Public Safety Project (MBIA), 5.00%, 9/01/27	7,910	7,999,858
City of Vista California, COP, Community Projects (MBIA), 5.00%, 5/01/37	6,750	5,867,032
Coachella Valley Unified School District, California, GO, Election, Series A (MBIA), 5.00%, 8/01/25	3,275	3,285,087
County of Kern California, COP, Capital Improvement Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,077,720
Fremont Unified School District, Alameda County California, GO, Series A (MBIA), 5.50%, 8/01/26	10,755	11,030,543
Fresno Joint Powers Financing Authority, California, RB, Series A (FSA), 5.75%, 6/01/26	3,295	3,369,401
Glendora Unified School District, California, GO, 2005 Election, Series A (MBIA):
5.00%, 8/01/27	1,350	1,348,407
5.25%, 8/01/30	2,700	2,742,633
Hemet Unified School District, California, GO, 2006 Election, Series B (AGC), 5.13%, 8/01/37	4,500	4,372,965
Imperial Community College District, California, GO, Election of 2004 (MBIA), 5.00%, 8/01/29	3,090	2,983,920
Lodi Unified School District, California, GO, Election of 2002 (FSA), 5.00%, 8/01/29	10,260	9,932,398
Los Angeles Community College District, California, GO, Election of 2001, Series A (MBIA), 5.00%, 8/01/27	2,475	2,460,472
Los Angeles Community Redevelopment Agency, California, RB, Bunker Hill Project, Series A (FSA), 5.00%, 12/01/27	10,000	9,593,600

Municipal Bonds	Par (000)	Value

California (continued)

County/City/Special District/School District (continued)
Los Angeles County Metropolitan Transportation Authority, RB, Property A First Tier Senior, Series A (AMBAC):
5.00%, 7/01/27	$5,240	$5,306,653
5.00%, 7/01/35	6,500	6,388,460
Los Angeles County Public Works Financing Authority, Refunding RB, Master Refunding Project, Series A (MBIA), 5.00%, 12/01/28	6,000	5,375,280
Los Angeles Unified School District, California, GO:
Election of 2002, Series C (FSA), 5.00%, 7/01/32	10,000	9,720,500
Election of 2004, Series C (FGIC), 5.00%, 7/01/27	2,880	2,836,339
Election of 2004, Series F (FGIC), 5.00%, 7/01/30	5,000	4,904,400
Los Rios Community College District, California, GO, Election of 2002, Series B (MBIA), 5.00%, 8/01/27	3,000	3,070,530
Merced Community College District, California, GO, School Facilities Improvement District No. 1 (MBIA), 5.00%, 8/01/31	6,865	6,607,974
Murrieta Valley Unified School District Public Financing Authority, Special Tax, Series A (AGC), 5.13%, 9/01/26	8,000	7,986,080
Natomas Unified School District, California, GO, Election of 2006 (MBIA), 5.00%, 8/01/28	6,015	5,870,881
Oxnard Union High School District, California, GO, Refunding, Series A (MBIA), 6.20%, 8/01/30	9,645	9,869,921
Peralta Community College District, California, GO, Peralta Community College (FSA), 5.00%, 8/01/37	6,695	6,394,261
Redlands Unified School District, California, GO, Election of 2008 (FSA), 5.25%, 7/01/33	5,000	5,003,300
Riverside Unified School District, California, GO:
Election, Series A (MBIA), 5.25%, 2/01/23	6,000	6,138,360
Series C (AGC), 5.00%, 8/01/32	5,010	4,869,920
Sacramento City Financing Authority, California, RB, Capital Improvement, Community Rein Capital Program, Series A (AMBAC), 5.00%, 12/01/36	3,000	2,891,580
Sacramento City Financing Authority, California, TAN, CAB, Tax Allocation, Series A (MBIA), 5.04%, 12/01/32 (a)	6,590	1,136,841
Saddleback Valley Unified School District, California, GO (FSA), 5.00%, 8/01/29	2,565	2,529,270
San Bernardino City Unified School District, California, GO, Series A (FSA), 5.00%, 8/01/28	5,000	5,002,200
San Diego Redevelopment Agency, California, TAN, Centre City Redevelopment, Sub-Series A (AMBAC):
5.25%, 9/01/24	2,720	2,499,000
5.25%, 9/01/25	2,860	2,607,462
San Francisco Bay Area Transit Financing Authority, Refunding RB, Series A (MBIA), 5.00%, 7/01/34	10,500	10,236,660
San Jose Financing Authority, RB, Civic Center Project, Series B (AMBAC), 5.00%, 6/01/32	11,400	11,216,232
San Jose Redevelopment Agency, California, TAN, Housing Set, Aside, Merged Area, Series E (MBIA), AMT, 5.85%, 8/01/27	7,300	6,949,308
San Juan Unified School District, California, GO, Election of 2002 (MBIA), 5.00%, 8/01/28	4,250	4,208,860
San Mateo County Transportation District, California, Refunding RB, Series A (MBIA), 5.00%, 6/01/29	4,350	4,435,651
Santa Rosa High School District, California, GO, Election of 2002 (MBIA), 5.00%, 8/01/28	2,500	2,475,800

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (continued)	BlackRock MuniYield California Insured Fund, Inc. (MCA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (continued)

County/City/Special District/School District (concluded)
South Tahoe Joint Powers Financing Authority, Refunding RB, South Tahoe Redevelopment Project Area 1, Series A (FSA), 5.00%, 10/01/29	$1,645	$1,524,619
Ventura County Community College District, GO, Series A (MBIA), 5.00%, 8/01/27	3,395	3,441,613
Vista Unified School District, California, GO, Series B (MBIA), 5.00%, 8/01/28	2,550	2,488,902
West Contra Costa Unified School District, California, GO, Series B:
Election of 2002 (FSA), 5.00%, 8/01/32	6,690	6,502,948
Election of 2005 (BHAC), 5.63%, 8/01/35	3,750	3,954,337
Westminster Redevelopment Agency, California, TAN, Sub, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	4,300	4,465,980

		268,693,382

Education — 6.3%
California Educational Facilities Authority, RB:
Student Loan, Caledge Loan Program (AMBAC), AMT, 5.55%, 4/01/28	6,870	6,614,505
University of San Diego, Series A, 5.50%, 10/01/32	5,000	4,922,400
County of San Diego California, COP (MBIA), 5.75%, 7/01/31	5,200	5,226,000
Pittsburg Unified School District, GO, Election of 2006, Series B (FSA):
5.50%, 8/01/34	2,000	2,039,820
5.63, 8/01/39	4,500	4,619,790
Snowline Joint Unified School District, COP, Refinancing Program (AGC), 5.75%, 9/01/38	5,600	5,693,968

		29,116,483

Health — 5.1%
California Health Facilities Financing Authority, California, RB, Catholic Healthcare West, Series A:
6.00%, 7/01/34	2,130	2,070,892
6.00%, 7/01/39	5,500	5,321,745
California Statewide Communities Development Authority, RB:
Adventist, Series B, Remarketed (AGC), 5.00%, 3/01/37	5,850	5,367,200
Health Facilities, Memorial Health Services, Series A, 6.00%, 10/01/23	3,685	3,763,491
Kaiser Permanente, Series A, 5.00%, 4/01/31	900	813,816
Sutter Health, Series D, Remarketed (FSA), 5.05%, 8/15/38	6,625	6,277,519

		23,614,663

Housing — 2.5%
California Rural Home Mortgage Finance Authority, California, RB, Mortgage Backed Securities Program:
Series A, AMT, 6.35%, 12/01/29	200	203,732
Series B, AMT, 6.25%, 12/01/31	90	89,851
California State Department of Veterans Affairs, California, RB, Series A (AMBAC), 5.35%, 12/01/27	10,755	10,865,346
San Bernardino County Housing Authority, California, RB, Home Mortgage, Mortgage Backed Securities, Series A-1, AMT, 6.25%, 12/01/31	155	159,081

		11,318,010

Municipal Bonds	Par (000)	Value

California (continued)

State — 4.1%
California State Public Works Board, RB, Department Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	$3,500	$3,697,575
California State Public Works Board, RB, Various University Projects, Series D (MBIA), 5.00%, 5/01/26	4,000	3,829,000
State of California, GO:
(MBIA), 6.25%, 10/01/19	860	862,657
Various Purpose, 6.50%, 4/01/33	9,875	10,676,060

		19,065,292

Transportation — 12.3%
City of San Jose California, RB, Series D (MBIA), 5.00%, 3/01/28	4,135	3,877,762
County of Orange California, RB, Series B, 5.75%, 7/01/34	5,000	5,081,350
Port of Oakland, RB (MBIA), AMT:
Series K, 5.88%, 11/01/10 (b)	20	20,704
Series K, 5.88%, 11/01/17	2,725	2,740,614
Series K, 5.75%, 11/01/29	7,445	6,955,119
Series L, 5.38%, 11/01/27	19,040	17,335,920
San Diego Port District, RB, Series A (MBIA), AMT, 5.25%, 9/01/19	5,400	5,311,440
San Francisco City & County Airports Commission, RB, Special Facilities Lease, SFO Fuel, Series A (FSA), AMT:
6.10%, 1/01/20	1,000	1,003,340
6.13%, 1/01/27	985	987,108
San Francisco City & County Airports Commission, Refunding RB, AMT:
Second Series A-3, 6.75%, 5/01/19	4,420	4,632,602
Second Series 34E (FSA), 5.75%, 5/01/24	5,000	5,088,900
Second Series 34E (FSA), 5.75%, 5/01/25	3,500	3,559,780

		56,594,639

Utilities — 21.2%
City of Glendale California, RB (MBIA), 5.00%, 2/01/32	4,390	4,251,715
City of Napa California, RB (AMBAC), 5.00%, 5/01/35	9,070	8,813,410
City of Oakland California, RB, Series A (FSA), 5.00%, 6/15/29	4,270	4,201,082
City of Santa Clara California, RB, Sub-Series A (MBIA), 5.00%, 7/01/28	5,500	5,310,525
Contra Costa Water District, RB, Series L (FSA), 5.00%, 10/01/32	4,135	4,137,109
Contra Costa Water District, Refunding RB, Series O (AMBAC), 5.00%, 10/01/24	1,735	1,795,430
East Bay Municipal Utility District, RB, Sub-Series A (MBIA), 5.00%, 6/01/35	15,000	14,955,750
East Bay Municipal Utility District, Refunding RB:
Series A (MBIA), 5.00%, 6/01/37	6,500	6,432,075
Sub-Series A (AMBAC), 5.00%, 6/01/33	4,000	3,999,720
Sub-Series A (AMBAC), 5.00%, 6/01/37	7,985	7,901,557
El Centro Financing Authority, California, RB, Series A (FSA), 5.25%, 10/01/35	1,100	1,062,006
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	5,000	4,860,500
Madera Public Financing Authority, California, RB (MBIA), 5.00%, 3/01/36	2,010	1,833,823
Metropolitan Water District of Southern California, RB, Authority, Series B-1 (MBIA), 5.00%, 10/01/33	7,175	7,212,023

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	15

Schedule of Investments (continued)	BlackRock MuniYield California Insured Fund, Inc. (MCA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (concluded)

Utilities (concluded)
Oxnard Financing Authority, RB, Redwood Trunk Sewer & Headworks, Series A (MBIA), 5.25%, 6/01/34	$10,000	$9,546,900
Sacramento Municipal Utility District, RB, Cosumnes Project (MBIA), 5.00%, 7/01/21	4,500	4,140,360
Stockton Public Financing Authority, California, RB, Water System Capital Improvement Projects, Series A (MBIA), 5.00%, 10/01/31	2,600	2,360,202
Turlock Public Financing Authority, California, RB, Series A (MBIA), 5.00%, 9/15/33	3,000	2,893,920
Vallecitos Water District, California, COP, Series A, Remarketed (FSA), 5.00%, 7/01/27	2,000	1,992,880

		97,700,987

Total Municipal Bonds in California		508,571,816

Puerto Rico — 1.1%

County/City/Special District/School District — 1.1%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	5,000	5,235,750

Total Municipal Bonds in Puerto Rico		5,235,750

Total Municipal Bonds — 111.3%		513,807,566

Municipal Bonds Transferred to Tender Option Bond Trusts (c)

California — 39.5%

County/City/Special District/School District — 7.6%
Fremont Unified School District, Alameda County, California, GO, 2002 Election, Series B (FSA), 5.00%, 8/01/30	5,997	5,905,020
Los Angeles Community College District, California, GO:
2001 Election, Series A (FSA), 5.00%, 8/01/32	12,000	11,478,600
2003 Election, Series E (FSA), 5.00%, 8/01/31	7,497	7,216,588
2008 Election, Series A, 6.00%, 8/01/33	9,596	10,325,918

		34,926,126

Education — 8.3%
California State University, RB, Systemwide, Series A (FSA), 5.00%, 11/01/39	4,860	4,655,151
Los Angeles Unified School District, California, GO, Series I, 5.00%, 1/01/34	5,000	4,815,550
Poway Unified School District, GO, Election 2002, Improvement District No. 02, Series 1B (FSA), 5.00%, 8/01/30	10,000	9,846,700
University of California, RB:
Series L, 5.00%, 5/15/40	7,398	7,149,410
Series O, 5.75%, 5/15/34	11,190	12,020,746

		38,487,557

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value

California (concluded)

Transportation — 7.5%
City of Long Beach, California, RB, Series A, AMT, 5.38%, 5/15/24	$15,150	$15,070,765
San Francisco Bay Area Transit Financing Authority, Refunding RB, Series A (MBIA), 5.00%, 7/01/30	19,630	19,553,443

		34,624,208

Utilities — 16.1%
Anaheim Public Financing Authority, California, RB, Electric System Distribution Facilities, Series A (FSA), 5.00%, 10/01/31	3,568	3,525,476
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A1 (FSA), 5.00%, 7/01/31	5,007	4,974,279
Los Angeles Department of Water & Power, Refunding RB, Power System, Series A, Sub-Series A2 (MBIA), 5.00%, 7/01/27	16,000	16,123,680
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	15,000	15,028,500
Rancho Water District Financing Authority, California, Refunding RB, Series A (FSA), 5.00%, 8/01/34	9,277	9,044,102
San Diego County Water Authority, COP, Series A (FSA):
5.00%, 5/01/30	7,350	7,321,262
5.00%, 5/01/31	10,000	9,894,600
5.00%, 5/01/33	8,510	8,335,545

		74,247,444

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.5%		182,285,335

Total Long-Term Investments (Cost — $718,590,346) — 150.8%		696,092,901

Short-Term Securities	Shares

CMA California Municipal Money Fund, 0.04% (d)(e)	21,941,944	21,941,944

Total Short-Term Securities (Cost — $21,941,944) — 4.8%		21,941,944

Total Investments (Cost — $740,532,290*) — 155.6%		718,034,845

Other Assets Less Liabilities — 1.9%		8,553,467

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (21.4)%		(98,530,205)

Preferred Shares, at Redemption Value — (36.1)%		(166,553,183)

Net Assets Applicable to Common Shares — 100.0%		$461,504,924

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$642,062,967

Gross unrealized appreciation	$5,504,203
Gross unrealized depreciation	(27,807,794)

Net unrealized depreciation	$(22,303,591)

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (concluded)	BlackRock MuniYield California Insured Fund, Inc. (MCA)

(c)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(d)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA California Municipal Money Fund	$21,735,691	$140,972

(e)	Represents the current yield as of report date.

•

Effective August 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$21,941,944
Level 2 — Long-Term Investments[1]	696,092,901
Level 3	—

Total	$718,034,845

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	17

Schedule of Investments July 31, 2009	BlackRock MuniYield Insured Fund, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alaska — 0.9%
Alaska Energy Authority, Refunding RB, Bradley Lake, Fourth Series (FSA), 6.00%, 7/01/18	$3,495	$3,898,148
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	3,150	3,457,125

		7,355,273

Arizona — 2.4%
Downtown Phoenix Hotel Corp., RB, Senior, Series A (FGIC), 5.00%, 7/01/36	21,355	15,140,909
Maricopa County & Phoenix Industrial Development Authorities, RB, S/F, Series A-2 (GNMA), AMT, 5.80%, 7/01/40	4,415	4,533,675

		19,674,584

California — 15.2%
Alameda Corridor Transportation Authority, CAB, Refunding RB, Subordinate Lien, Series A (AMBAC), 5.47%, 10/01/24 (a)	10,000	7,634,500
Antioch Public Financing Authority, California, RB, Municipal Facilities Project, Series A (MBIA), 5.50%, 1/01/32	5,000	5,013,900
California HFA, RB, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	7,220	7,087,585
California State Public Works Board, RB, Department Corrections, Series C, 5.25%, 6/01/28	5,400	4,997,862
California Statewide Communities Development Authority, RB, Remarketed (FSA):
Saint Joseph, Series E, 5.25%, 7/01/47	11,800	11,293,662
Sutter Health, Series D, 5.05%, 8/15/38	7,100	6,727,605
City of Redding California, COP, Series A (FSA), 5.00%, 6/01/30	1,900	1,856,585
City of San Jose California, RB, Series A (AMBAC), AMT, 5.50%, 3/01/32	11,965	10,779,508
County of Sacramento California, RB, Senior, Series A (FSA), 5.00%, 7/01/41	18,000	16,601,760
Fairfield-Suisun Unified School District, California, GO, Election of 2002 (MBIA), 5.50%, 8/01/28	5,800	5,934,618
Los Angeles Municipal Improvement Corp., RB, Series B-1 (MBIA), 4.75%, 8/01/37	15,000	12,722,550
Mendocino-Lake Community College District, GO, Election of 2006, Series A (MBIA), 5.00%, 8/01/31	1,485	1,405,404
Oceanside Unified School District, California, GO, Series A (AGC), 5.25%, 8/01/33	2,500	2,501,775
Port of Oakland, RB (MBIA), AMT:
Series K, 5.75%, 11/01/29	3,645	3,405,159
Series L, 5.38%, 11/01/27	8,465	7,707,383
Riverside County Public Financing Authority, TAN, Redevelopment Projects (Syncora), 5.00%, 10/01/35	10,000	7,802,000
San Mateo Union High School District, California, COP, Convertible CAB, Phase I Projects, Series B (AMBAC), 6.42%, 12/15/43 (b)	3,250	1,428,473
State of California, GO, 2007-2 (MBIA), 5.50%, 4/01/30	10	10,032
Stockton Public Financing Authority, California, RB, Parking & Capital Projects (MBIA), 5.25%, 9/01/34	8,310	7,014,637
West Valley-Mission Community College District, GO, Election of 2004, Series A (FSA), 5.00%, 8/01/30	3,600	3,544,812

		125,469,810

Municipal Bonds	Par (000)	Value

Colorado — 0.5%
Colorado Health Facilities Authority, RB, Series C (FSA), 5.25%, 3/01/40	$3,850	$3,759,872

District of Columbia — 1.1%
Metropolitan Washington Airports Authority, RB, Series B (AMBAC), AMT, 5.00%, 10/01/32	10,000	9,189,400

Florida — 14.5%
Broward County School Board, Florida, COP, Series A (FSA), 5.25%, 7/01/33	15,000	15,009,900
City of Orlando Florida, RB, Senior, 6th Cent Contract Payments, Series A (AGC), 5.25%, 11/01/38	15,000	14,712,900
Collier County School Board, COP (FSA), 5.00%, 2/15/23	5,000	5,054,050
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	2,250	2,271,848
County of Miami-Dade Florida, GO, Building Better Community Program:
Series B, 6.38%, 7/01/28	6,000	6,603,240
Series B-1, 5.75%, 7/01/33	3,700	3,816,920
County of Miami-Dade Florida, RB, Miami International Airport, AMT:
(MBIA), 5.38%, 10/01/25	10,650	10,254,033
(MBIA), 5.38%, 10/01/27	1,000	940,810
Series A, 5.50%, 10/01/41 (FSA)	14,900	13,378,263
Series A (Syncora), 5.00%, 10/01/35	9,600	8,136,768
(Syncora), 5.00%, 10/01/40	15,000	12,467,700
County of Miami-Dade Florida, Refunding RB, Series C, 6.00%, 10/01/23	20,095	22,822,293
Miami-Dade County School Board, Florida, COP, Series B (AGC), 5.25%, 5/01/31	4,125	4,127,516

		119,596,241

Georgia — 1.5%
City of Atlanta Georgia, RB, General, Series B (FSA), 5.25%, 1/01/33	12,500	12,585,500

Hawaii — 0.3%
State of Hawaii, GO, Series CX (FSA), 5.50%, 2/01/21	2,000	2,131,060

Illinois — 15.7%
Chicago Board of Education, Illinois, GO, Capital Appreciation, School Reform, Series A (MBIA), 5.38%, 12/01/22 (b)	10,515	5,182,107
City of Chicago Illinois, GO, Refunding, Project, Series B (FSA), 5.00%, 1/01/24	12,950	13,323,219
City of Chicago Illinois, GO, Series A (AGC), 5.25%, 1/01/24	11,000	11,643,390
City of Chicago Illinois, RB, General, Airport 3rd Lien, Series B-2 (MBIA), AMT:
5.25%, 1/01/27	16,685	15,496,527
6.00%, 1/01/27	26,230	26,318,920
City of Chicago Illinois, Refunding RB, General, Airport, 3rd Lien, Series C-2 (FSA), AMT, 5.25%, 1/01/30	16,400	15,180,168
Illinois Health Facilities Authority, RB, Delnor Hospital, Series D, Remarketed (FSA), 5.25%, 5/15/32	2,500	2,480,100
Illinois Municipal Electric Agency, RB, Series A (MBIA):
5.00%, 2/01/35	25,000	23,756,750
5.25%, 2/01/35	15,000	14,772,000
Regional Transportation Authority, RB, Series C (MBIA), 7.75%, 6/01/20	1,000	1,288,290

		129,441,471

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (continued)	BlackRock MuniYield Insured Fund, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Indiana — 1.8%
City of Indianapolis Indiana, RB, 2nd Lien, Series B (AGC), 5.25%, 8/15/27	$5,000	$5,148,550
Indiana Health Facility Financing Authority, Indiana, RB, Deaconess Hospital Obligated, Series A (AMBAC), 5.38%, 3/01/34	2,150	1,864,416
Indiana Municipal Power Agency, Indiana, RB, Indiana Muni Power Agency Series B, 5.75%, 1/01/34	1,050	1,062,369
Indiana Municipal Power Agency, Indiana, RB, Series A (MBIA), 5.00%, 1/01/37	7,500	7,165,875

		15,241,210

Iowa — 1.5%
Iowa Finance Authority, RB, Series A, Remarketed (AGC), 5.63%, 8/15/37	12,650	12,587,762

Kentucky — 1.7%
Kentucky State Property & Buildings Commission, Kentucky, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	4,000	4,201,440
Louisville & Jefferson County Metropolitan Sewer District, Kentucky, RB, Series A (MBIA), 5.25%, 5/15/37	10,000	10,004,800

		14,206,240

Louisiana — 2.1%
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, Capital Projects & Equipment Acquisition, Series A (AMBAC), 6.30%, 7/01/30	1,050	1,014,699
Louisiana Public Facilities Authority, RB, Baton Rouge Gen (MBIA), 5.25%, 7/01/33	4,370	4,276,613
New Orleans Aviation Board, Louisiana, RB, New Orleans Aviation, Series A (FSA), AMT, 5.25%, 1/01/32	13,335	11,884,685

		17,175,997

Massachusetts — 5.6%
Boston Housing Authority, Massachusetts, RB (FSA), 5.00%, 4/01/23	1,570	1,666,571
Massachusetts HFA, Massachusetts, RB:
Housing Development, Series B (MBIA), 5.40%, 12/01/28	1,835	1,686,255
Rental Housing, Series A (FSA), AMT, 5.15%, 7/01/26	11,435	11,742,258
Series B, 7.00%, 12/01/38	3,440	3,733,948
S/F Housing, Series 128 (FSA), AMT, 4.88%, 12/01/38	12,745	11,302,011
Massachusetts Port Authority, RB, Bosfuel Project (MBIA), AMT, 5.00%, 7/01/38	19,555	15,772,476

		45,903,519

Michigan — 7.3%
City of Detroit Michigan, Refunding, RB:
Senior Lien, Series D (FSA), 5.00%, 7/01/23	9,085	9,116,252
Series C (MBIA), 5.00%, 7/01/22	5,540	5,315,685
City of Detroit Michigan, RB, Series B, Remarketed (FSA):
Second Lien, 6.25%, 7/01/36	1,075	1,130,061
Second Lien, 7.00%, 7/01/36	500	555,900
Senior Lien, 7.50%, 7/01/33	1,800	2,084,184

Municipal Bonds	Par (000)	Value

Michigan (concluded)
Michigan Higher Education Student Loan Authority, Michigan, RB, Student Loan, Series XVII, Q (AMBAC), AMT, 5.00%, 3/01/31	$4,325	$3,595,113
Michigan State Building Authority, Refunding, RB, Facilities Program, Series I, 6.25%, 10/15/38	3,125	3,343,469
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project (Syncora) AMT:
Series A, 5.50%, 6/01/30	8,000	6,961,680
Series C, 5.65%, 9/01/29	5,000	4,460,050
State of Michigan, RB, GAN (FSA):
5.25%, 9/15/21	2,485	2,591,780
5.25%, 9/15/22	10,000	10,343,400
5.25%, 9/15/26	6,650	6,741,770
Wayne County Airport Authority, Refunding RB, (AGC), AMT, 5.38%, 12/01/32	5,000	4,238,750

		60,478,094

Minnesota — 0.7%
City of Minneapolis Minnesota, RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,500	5,991,315

Missouri — 0.0%
Missouri Housing Development Commission, RB, S/F, Homeownership Loan, C-1 (GNMA) AMT, 7.15%, 3/01/32	85	91,036

Nevada — 5.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	2,250	2,372,805
County of Clark Nevada, RB:
Southwest Gas Corp. Project, Series A (AMBAC), AMT, 5.25%, 7/01/34	12,675	10,164,209
Subordinate Lien, Series A2 (MBIA) 5.00%, 7/01/30	23,500	22,734,620
Las Vegas New Convention & Visitors Authority, Nevada, RB (AMBAC), 5.00%, 7/01/37	11,950	10,772,088

		46,043,722

New Jersey — 3.3%
New Jersey EDA, RB, Cigarette Tax:
5.75%, 6/15/29	3,060	2,545,614
5.75%, 6/15/34	13,960	11,249,666
New Jersey EDA, Refunding RB, School Facilities Construction, Series N-1:
(AMBAC), 5.50%, 9/01/24	10,000	10,778,300
(MBIA), 5.50%, 9/01/28	2,165	2,277,883

		26,851,463

New Mexico — 0.2%
New Mexico Educational Assistance Foundation, RB, Student Loan Program, 1st Sub-Series A-2, AMT, 6.65%, 11/01/25	1,605	1,605,770
New Mexico Mortgage Finance Authority, RB, S/F Mortgage, C-2 (GNMA), AMT, 6.95%, 9/01/31	285	301,199

		1,906,969

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	19

Schedule of Investments (continued)	BlackRock MuniYield Insured Fund, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 5.0%
City of New York New York, GO:
Series A-1, 5.25%, 8/15/24	$5,000	$5,272,100
Series J, 5.25%, 5/15/24	10,000	10,314,800
Series M (AGC), 5.00%, 4/01/30	5,000	5,079,750
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	7,250	7,426,972
New York State Dormitory Authority, RB, State University Educational Facilities, 3rd Generation, Series A (MBIA), 5.50%, 5/15/24	7,790	8,430,961
Triborough Bridge & Tunnel Authority, New York, RB, Series A-2, 5.25%, 11/15/34	4,500	4,632,975

		41,157,558

Pennsylvania — 3.3%
Pennsylvania Housing Finance Agency, RB, S/F Mortgage Revenue, Series 70A, AMT, 5.80%, 4/01/27	4,740	4,667,573
Pennsylvania Turnpike Commission, RB:
Series A (AMBAC), 5.50%, 12/01/31	15,600	15,894,216
Sub-Series C (AGC), 6.25%, 6/01/38	5,695	6,292,690

		26,854,479

Rhode Island — 0.3%
Rhode Island EDC, RB, Series A (AGC), AMT, 5.25%, 7/01/38	2,900	2,521,057

South Carolina — 1.4%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	3,895	3,966,084
5.25%, 12/01/29	3,215	3,257,952
5.25%, 12/01/30	1,160	1,171,101
County of Kershaw South Carolina, RB, Kershaw County School District Project (CIFG), 5.00%, 12/01/30	2,775	2,717,780
South Carolina State Housing Finance & Development Authority, South Carolina, RB, Series A-2 (FSA), AMT, 6.35%, 7/01/19	585	593,155

		11,706,072

Tennessee — 0.2%
Tennessee Housing Development Agency, Tennessee, RB, Homeownership Program, Series A (FSA), AMT, 5.35%, 1/01/26	1,845	1,842,306

Texas — 18.0%
City of Houston Texas, Refunding RB, First Lien, Series A:
(AGC), 6.00%, 11/15/35	5,700	6,261,963
(AGC), 5.38%, 11/15/38	3,650	3,715,043
(FSA), 5.00%, 11/15/36	10,695	10,522,062
Dallas ISD, GO, School Building, 6.38%, 2/15/34	10,000	11,313,200
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Joint, Series A (FSA), AMT, 5.00%, 11/01/35	1,000	846,460
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, & Improvement, Series A (MBIA), AMT, 5.63%, 11/01/26	15,000	15,040,950

Municipal Bonds	Par (000)	Value

Texas (concluded)
Grand Prairie ISD, Texas, GO, CAB, Refunding, 6.57%, 8/15/28 (b)	$10,000	$2,940,700
Harris County Hospital District, Refunding RB, Senior Lien, Series A (MBIA), 5.25%, 2/15/37	9,750	9,054,533
Harris County-Houston Sports Authority, RB, Senior Lien, Series G (MBIA):
5.75%, 11/15/19	1,665	1,666,099
5.75%, 11/15/20	3,500	3,470,460
5.25%, 11/15/30	10,000	8,477,000
Judson ISD, Texas, GO, School Building (AGC), 5.00%, 2/01/37	10,000	9,896,800
Matagorda County Navigation District No. 1, Texas, Refunding RB, Central Power & Light (MBIA), AMT, 5.20%, 5/01/30	6,250	5,413,875
North Texas Tollway Authority, Refunding RB, System, First Tier:
Series A, 6.00%, 1/01/25	6,250	6,578,313
Series A (MBIA), 5.13%, 1/01/28	21,750	21,531,848
Series B (MBIA), 5.75%, 1/01/40	10,000	9,956,700
Texas Department of Housing & Community Affairs, RB, Mortgage, Series A (MBIA), AMT, 5.45%, 9/01/23	4,625	4,659,040
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC):
5.50%, 8/15/39	10,000	9,077,400
5.00%, 8/15/42	10,000	8,318,100

		148,740,546

Utah — 1.1%
Utah Transit Authority, Utah, Refunding RB, CAB, Sub-Series A (AGC), 5.35%, 6/15/20 (b)	15,930	9,237,011

Vermont — 0.4%
Vermont HFA, Vermont, RB (FSA), AMT:
Housing, Series 12B, 6.30%, 11/01/19	375	382,129
Multiple Purpose, Series C, 5.50%, 11/01/38	2,965	2,884,886

		3,267,015

Washington — 5.9%
Chelan County Public Utility District No. 1, RB, Chelan Hydro System, Series A (AMBAC), AMT, 5.45%, 7/01/37	3,030	2,671,793
Chelan County Public Utility District No. 1, Refunding RB, Chelan Hydro, Series C (MBIA), AMT, 5.65%, 7/01/32	6,000	5,647,560
King County Public Hospital District No. 1, Washington, GO, Series A (AGC), 5.00%, 12/01/37	2,500	2,466,250
Radford Court Properties, Washington, RB (MBIA), 5.75%, 6/01/32	10,000	10,007,700
Seattle Housing Authority, Washington, RB, Capital Fund Program, High Rise Rehabilitation, III (FSA), AMT, 5.15%, 11/01/27	6,255	6,081,486
Skagit County Public Hospital District No. 1, Washington, GO, Series A (MBIA):
5.25%, 12/01/25	4,945	4,958,302
5.25%, 12/01/26	5,450	5,425,039
Washington Health Care Facilities Authority, Washington, RB:
Catholic Health Initiatives, D, 6.38%, 10/01/36	5,400	5,700,294
Providence Health System, Series A (MBIA), 5.25%, 10/01/21	5,750	5,813,078

		48,771,502

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (continued)	BlackRock MuniYield Insured Fund, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, SynergyHealth Inc, 6.00%, 11/15/32	$3,395	$3,440,629

Puerto Rico — 2.7%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, M-3 (MBIA):
6.00%, 7/01/26	5,040	5,039,698
6.00%, 7/01/27	4,235	4,188,966
6.00%, 7/01/28	2,750	2,719,200
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	10,195	10,572,521

		22,520,385

Total Municipal Bonds — 120.6%		995,739,098

Municipal Bonds Transferred to Tender Option Bond Trusts (c)

California — 11.1%
Alameda County Joint Powers Authority, RB, Lease Revenue (FSA), 5.00%, 12/01/34	6,990	6,688,661
California State University, Refunding RB, Systemwide, Series A (FSA), 5.00%, 11/01/37	18,440	17,763,436
City of Riverside, California, RB, Issue D (FSA), 5.00%, 10/01/38	20,000	19,314,200
Las Virgenes Unified School District, California, GO, Series A (FSA), 5.00%, 8/1/31	10,000	9,778,087
Los Angeles Community College District, California, GO, 2008 Election, Series A, 6.00%, 8/01/33	5,248	5,646,987
Orange County Sanitation District, COP, Series B (FSA), 5.00%, 2/01/37	10,780	10,299,535
San Diego Community College District, California, GO, Election of 2002, 5.25%, 8/01/33	1,047	1,064,071
San Diego County Water Authority, COP, Series 2008 A, COP (FSA), 5.00%, 5/01/33	9,370	9,177,915
San Francisco Bay Area Transit Financing Authority, RB (FSA), 5.00%, 7/01/36	10,000	9,926,361
University of California, RB, Series O, 5.75%, 5/15/34	2,205	2,368,699

		92,027,952

Connecticut — 0.6%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series T1, 4.70%, 7/01/29	5,010	5,160,050

District of Columbia — 0.9%
District of Columbia, RB, Series A, 5.50%, 12/01/30	2,595	2,789,625
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35	4,281	4,631,275

		7,420,900

Florida — 0.4%
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	3,299	3,288,467

Georgia — 1.2%
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Third Indenture, Series B (FSA), 5.00%, 7/01/37	10,000	10,012,504

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value

Illinois — 2.0%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	$10,000	$11,026,100
Metropolitan Pier & Exposition Authority, Illinois, Refunding RB, McCormick Place Expansion, Series B (MBIA), 5.75%, 6/15/23	4,798	5,059,504

		16,085,604

Kentucky — 0.8%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	5,985	6,344,076

Louisiana — 1.2%
State of Louisiana, RB, Series A (FSA), 5.00%, 5/01/36	10,000	10,061,800

Nevada — 0.7%
Clark County Water Reclamation District, GO, Series B:
5.50%, 7/01/29	510	538,547
5.75%, 7/01/34	4,813	5,081,167

		5,619,714

New Jersey — 1.4%
Garden State Preservation Trust, RB, 2005 Series A (FSA), 5.75%, 11/01/28	10,000	11,841,000

New York — 4.4%
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.00%, 6/15/37	17,567	17,513,872
Port Authority of New York & New Jersey, RB, Thirty Seventh Series (FSA), AMT, 5.13%, 7/15/30	19,500	19,165,185

		36,679,057

Ohio — 0.6%
County of Montgomery, Ohio, RB, Catholic Health, Series C1 (FSA), 5.00%, 10/01/41	4,990	4,643,544

Texas — 4.1%
Friendswood ISD, Texas, GO, Schoolhouse, 5.00%, 2/15/37	12,955	13,026,277
Houston ISD, GO, Schoolhouse, 5.00%, 2/15/33	10,000	10,150,300
Texas State University Systems, Refunding RB, 5.25%, 3/15/26	10,000	10,618,700

		33,795,277

Virginia — 0.5%
University of Virginia, Refunding RB, 5.00%, 6/01/40	3,950	4,028,882

Washington — 6.3%
Central Puget Sound Regional Transportation Authority, Washington, RB, Series A (FSA), 5.00%, 11/01/34	17,000	17,021,382
County of King, Washington, RB (FSA), 5.00%, 1/01/37	15,785	15,737,625
Port of Seattle, Washington, Refunding RB, Series B (MBIA), AMT, 5.20%, 7/01/29	20,570	19,003,111

		51,762,118

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.2%		298,770,945

Total Long-Term Investments (Cost — $1,340,107,613) — 156.8%		1,294,510,043

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	21

Schedule of Investments (concluded)	BlackRock MuniYield Insured Fund, Inc. (MYI)
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value

Pennsylvania — 1.2%
City of Philadelphia Pennsylvania, GO, Multi-Mode, Refunding, VRDN, Series B (FSA), 2.50%, 8/07/09 (d)	$10,000	$10,000,000

	Shares

Money Market Fund — 4.1%
FFI Institutional Tax-Exempt Fund, 0.42% (e)(f)	33,611,786	33,611,786

Total Short-Term Securities (Cost — $43,611,786) — 5.3%		43,611,786

Total Investments (Cost — $1,383,719,399*) — 162.1%		1,338,121,829

Other Assets Less Liabilities — 1.1%		9,039,450

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (19.7)%		(162,852,649)

Preferred Shares, at Redemption Value — (43.5)%		(358,686,791)

Net Assets Applicable to Common Shares— 100.0%		$825,621,839

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,227,935,803

Gross unrealized appreciation	$27,540,618
Gross unrealized depreciation	(79,777,138)

Net unrealized depreciation	$(52,236,520)

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(d)

Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(e)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	$7,457,380	$482,420

(f)	Represents the current yield as of report date.

•

Effective August 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$33,611,786
Level 2
Long-Term Investments[1]	1,294,510,043
Short-Term Securities	10,000,000

Total Level 2	1,304,510,043
Level 3	—

Total	$1,338,121,829

[1]	See above Schedule of Investments for values in each state.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments July 31, 2009	BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Michigan — 139.6%

Corporate — 23.3%
Delta County EDC, Refunding RB, MeadWestvaco — Escanaba, Series A, 6.25%, 4/15/12 (a)	$2,420	$2,745,708
Dickinson County EDC, Michigan, Refunding RB, International Paper Co. Project, Series A, 5.75%, 6/01/16	2,500	2,441,925
Michigan Strategic Fund, Refunding RB (MBIA):
Detroit, Fund, Pollution, AA, 6.95%, 5/01/11	2,000	2,126,280
Detroit Edison Co., Series A, AMT, 5.55%, 9/01/29	9,500	8,369,500
Monroe County EDC, Michigan, Refunding RB, Detroit Edison Co., Series AA (MBIA), 6.95%, 9/01/22	6,500	7,312,240
Saint Clair County EDC, Michigan, Refunding RB, Detroit Edison, Series AA (AMBAC), 6.40%, 8/01/24	13,000	13,159,250

		36,154,903

County/City/Special District/School District — 32.6%
Adrian City School District, Michigan, GO (FSA), 5.00%, 5/01/14 (a)	2,400	2,759,520
Anchor Bay School District, Michigan, GO, School Building & Site, Series II (FGIC), 5.75%, 5/01/10 (a)	3,165	3,291,758
Bullock Creek School District, Michigan, GO (MBIA), 5.50%, 5/01/10 (a)	2,150	2,232,582
City of Oak Park Michigan, GO, Street Improvement (MBIA), 5.00%, 5/01/30	600	588,558
Detroit City School District, Michigan, GO:
School Building & Site Improvement (FGIC), Series A, 5.00%, 5/01/13 (a)	2,000	2,264,460
School Building & Site Improvement (FGIC), Series A, 5.38%, 5/01/13 (a)	1,480	1,695,917
School Building & Site Improvement (FGIC), Series B, 5.00%, 5/01/28	1,900	1,662,481
Series A (FSA), 5.50%, 5/01/12 (a)	1,700	1,904,017
Eaton Rapids Public Schools, Michigan, GO, School Building & Site (FSA), 5.25%, 5/01/23	2,000	2,087,620
Gibraltar School District, Michigan, GO, School Building & Site:
(FGIC), 5.00%, 5/01/14 (a)	3,065	3,524,137
(MBIA), 5.00%, 5/01/28	585	591,856
Grand Blanc Community Schools, Michigan, GO (MBIA):
5.63%, 5/01/17	1,000	1,088,270
5.63%, 5/01/18	1,000	1,057,990
5.63%, 5/01/19	1,100	1,163,789
Grand Rapids Building Authority, Michigan, RB, Series A (AMBAC) (a):
5.50%, 10/01/18	535	610,028
5.50%, 10/01/19	130	148,231
Harper Woods School District, Michigan, GO, School Building & Site:
(FGIC), 5.00%, 5/01/14 (a)	215	247,207
(MBIA), 5.00%, 5/01/34	10	9,846
Hartland Consolidated School District, Michigan, GO (FGIC), 6.00%, 5/01/10 (a)	4,500	4,689,675
Haslett Public School District, Michigan, GO, Building & Site (MBIA), 5.63%, 11/01/11 (a)	1,275	1,410,558

Municipal Bonds	Par (000)	Value

Michigan (continued)

County/City/Special District/School District (concluded)
Jackson Public Schools, Michigan, GO (FGIC), 5.38%, 5/01/10 (a)	$3,975	$4,123,983
Ludington Area School District, Michigan, GO (MBIA), 5.25%, 5/01/23	1,440	1,519,430
New Lothrop Area Public Schools, Michigan, GO, School Building & Site (FSA), 5.00%, 5/01/35	1,200	1,179,432
Pontiac Tax Increment Finance Authority, Michigan, TAN, Tax Increment Development (ACA), 5.38%, 6/01/12 (a)	640	719,430
Reed City Public Schools, Michigan, GO, School Building & Site (FSA), 5.00%, 5/01/14 (a)	1,000	1,149,800
South Lyon Community Schools, Michigan, GO, Series A (MBIA), 5.75%, 5/01/10 (a)	2,650	2,756,742
Southfield Public Schools, Michigan, GO, School Building & Site, Series B (FSA), 5.00%, 5/01/14 (a)	1,000	1,144,390
Sparta Area Schools, Michigan, GO, School Building & Site (FGIC), 5.00%, 5/01/14 (a)	1,000	1,149,800
Thornapple Kellogg School District, Michigan, GO, Refunding, School Building & Site (MBIA), 5.00%, 5/01/32	1,500	1,495,845
Wayne Charter County Michigan, GO, Airport Hotel, Detroit Metropolitan Airport, Series A (MBIA), 5.00%, 12/01/30	1,180	1,104,940
Zeeland Public Schools, Michigan, GO, School Building & Site (MBIA), 5.00%, 5/01/29	1,230	1,241,808

		50,614,100

Education — 6.3%
Harper Creek Community School District, Michigan, GO, Refunding (FSA), 5.00%, 5/01/22	1,000	1,035,260
Michigan Higher Education Facilities Authority, Michigan, RB, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	1,125	993,454
Michigan Higher Education Facilities Authority, Michigan, Refunding RB, Limited Obligation, Creative Studies (a):
5.85%, 6/01/12	550	620,202
5.90%, 6/01/12	1,000	1,129,030
Michigan Higher Education Student Loan Authority, Michigan, RB, Student Loan, Series XVII-B (AMBAC), AMT:
5.40%, 6/01/18	3,000	2,937,960
5.00%, 3/01/31	500	415,620
Michigan State Building Authority, RB, Facilities Program, Series II (AMBAC), 4.66%, 10/15/09 (b)(c)	1,185	1,183,187
Saginaw Valley State University, Michigan, Refunding RB (MBIA), 5.00%, 7/01/24	1,450	1,472,026

		9,786,739

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	23

Schedule of Investments (continued)	BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Michigan (continued)

Health — 25.2%
County of Dickinson Michigan, Refunding RB (ACA), 5.80%, 11/01/24	$2,170	$1,948,617
Flint Hospital Building Authority, Michigan, Refunding RB, Hurley Medical Center (ACA):
6.00%, 7/01/20	755	628,500
Series A, 5.38%, 7/01/20	385	302,117
Kent Hospital Finance Authority, Michigan, RB, Spectrum Health, Series A (MBIA), 5.50%, 7/15/11 (a)	3,000	3,297,480
Michigan State Hospital Finance Authority, Michigan, RB:
Ascension Health Credit, Series A (MBIA), 6.25%, 11/15/09 (a)	3,760	3,860,618
Hospital, MidMichigan Obligation Group, Series A (AMBAC), 5.50%, 4/15/18	1,000	1,015,200
McLaren Health Care, 5.75%, 5/15/38	1,500	1,409,745
McLaren Health Care, Series C, 5.00%, 8/01/35	1,585	1,346,347
Mercy Health Services, Series R (AMBAC), 5.38%, 8/15/26 (c)	2,000	2,006,320
Series A, Trinity Health, 6.13%, 12/01/23	940	1,015,115
Series A, Trinity Health, 6.25%, 12/01/28	570	609,849
Series A, Trinity Health, 6.50%, 12/01/33	1,400	1,502,060
Michigan State Hospital Finance Authority, Michigan, Refunding RB, Hospital:
Crittenton, Series A, 5.63%, 3/01/27	1,300	1,208,740
Oakwood Obligation Group, Series A, 5.00%, 7/15/25	3,110	2,575,204
Oakwood Obligation Group, Series A, 5.00%, 7/15/37	3,340	2,413,952
Sparrow Obligated, 5.00%, 11/15/31	1,595	1,356,771
Trinity Health Credit, C, 5.38%, 12/01/23	1,000	1,005,820
Trinity Health Credit, C, 5.38%, 12/01/30	1,950	1,907,470
Trinity Health Credit, D, 5.00%, 8/15/34	1,650	1,559,927
Trinity Health, Series A, 6.00%, 12/01/20	1,400	1,436,862
Trinity Health, Series A (AMBAC), 6.00%, 12/01/27	5,500	5,610,770
Royal Oak Hospital Finance Authority, Michigan, RB, William Beaumont Hospital, 8.25%, 9/01/39	1,000	1,128,070

		39,145,554

Housing — 3.4%
Michigan State HDA, RB, College Program, Deaconess Tower (GNMA), AMT, 5.25%, 2/20/48	1,000	933,440
Michigan State HDA, RB, Non Ace, Series A, 6.00%, 10/01/45	4,280	4,291,556
Michigan State HDA, RB, Series A (MBIA), AMT, 5.30%, 10/01/37	25	23,738

		5,248,734

Municipal Bonds	Par (000)	Value

Michigan (concluded)

State — 14.4%
Michigan Municipal Bond Authority, Michigan, RB, Local Government, Charter County Wayne, Series B (AGC):
5.00%, 11/01/14	$1,500	$1,637,790
5.00%, 11/01/15	1,000	1,088,770
5.00%, 11/01/16	500	541,305
5.38%, 11/01/24	125	129,730
Michigan State Building Authority, RB, Facilities Program, Series II (AMBAC), 4.86%, 10/15/10 (b)(c)	1,675	1,652,455
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	2,350	2,514,288
Series I (FSA), 5.50%, 10/15/10	7,000	7,350,560
Series II (MBIA), 5.00%, 10/15/29	2,000	1,925,980
State of Michigan, COP, New Center Development Inc. (MBIA), 5.75%, 9/01/11 (c)	5,045	5,559,439

		22,400,317

Transportation — 15.4%
Wayne Charter County Michigan, RB, Detroit Metropolitan Wayne County, Series A (MBIA), AMT, 5.38%, 12/01/15	6,500	6,497,790
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport (MBIA), AMT:
5.25%, 12/01/25	4,475	3,904,482
5.25%, 12/01/26	3,700	3,191,842
5.00%, 12/01/34	5,200	3,885,024
Wayne County Airport Authority, Refunding RB (AGC), AMT:
5.75%, 12/01/26	3,060	2,880,653
5.38%, 12/01/32	4,300	3,645,325

		24,005,116

Utilities — 19.0%
City of Detroit Michigan, RB, Second Lien, Series B:
(MBIA), 5.00%, 7/01/13 (a)	1,780	2,010,296
(MBIA), 5.00%, 7/01/34	2,620	2,250,135
Remarketed (FSA), 7.00%, 7/01/36	2,000	2,223,600
City of Detroit Michigan, RB, Senior Lien, Series A:
(FGIC), 5.75%, 7/01/11 (a)	1,000	1,092,910
(FSA), 5.00%, 7/01/25	3,460	3,392,876
(MBIA), 5.00%, 7/01/13 (a)	1,250	1,411,725
(MBIA), 5.00%, 7/01/34	4,600	3,950,618
City of Detroit Michigan, Refunding RB, Second Lien, Series C (FSA), 5.00%, 7/01/29	6,475	6,299,592
City of Grand Rapids Michigan, RB, Refunding & Improvement, Series A (MBIA), 5.50%, 1/01/22	1,500	1,645,935
City of Wyoming Michigan, RB (MBIA), 5.00%, 6/01/30	5,300	5,198,770

		29,476,457

Total Municipal Bonds in Michigan		216,831,920

Puerto Rico — 7.3%

State — 5.3%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, M-3 (MBIA), 6.00%, 7/01/27	4,200	4,154,346
Puerto Rico Sales Tax Financing Corp., RB, CAB, Series A (MBIA) (b):
5.19%, 8/01/43	12,500	1,385,250
4.99%, 8/01/46	30,000	2,716,500

		8,256,096

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico (concluded)

Transportation — 2.0%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	$3,000	$3,136,830

Total Municipal Bonds in Puerto Rico		11,392,926

Total Municipal Bonds — 146.9%		228,224,846

Municipal Bonds Transferred to Tender Option Bond Trusts (d)

Michigan — 11.0%

County/City/Special District/School District — 4.5%
Lakewood Public Schools, Michigan, GO, School Building (FSA), 5.00%, 5/01/37	4,150	4,141,722
Portage Public Schools, Michigan, GO, School Building (FSA), 5.00%, 5/01/31	2,850	2,869,864

		7,011,586

Education — 6.5%
Saginaw Valley State University, Michigan, Refunding RB (FSA), 5.00%, 7/01/31	2,500	2,505,250
Wayne State University, Refunding RB (FSA), 5.00%, 11/15/35	7,790	7,545,784

		10,051,034

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.0%		17,062,620

Total Long-Term Investments (Cost — $251,099,782) — 157.9%		245,287,466

Short-Term Securities	Shares

CMA Michigan Municipal Money Fund, 0.04% (e)(f)	4,115,561	4,115,561

Total Short-Term Securities (Cost — $4,115,561) — 2.6%		4,115,561

Total Investments (Cost — $255,215,343*) — 160.5%		249,403,027

Other Assets Less Liabilities — 1.5%		2,374,317

Liability for Trust Certificates, Including Interest Expense and Fees Payable — (5.8)%		(9,058,772)

Preferred Shares, at Redemption Value — (56.2)%		(87,358,084)

Net Assets Applicable to Common Shares — 100.0%		$155,360,488

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$246,122,551

Gross unrealized appreciation	$8,411,688
Gross unrealized depreciation	(14,161,212)

Net unrealized depreciation	$(5,749,524)

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Security is collateralized by Municipal or US Treasury Obligations.

(d)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(e)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA Michigan Municipal Money Fund	$134,284	$35,364

(f)	Represents the current yield as of report date.

•

Effective August 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$4,115,561
Level 2 — Long-Term Investments[1]	245,287,466
Level 3	—

Total	$249,403,027

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	25

Schedule of Investments July 31, 2009	BlackRock MuniYield New York Insured Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 118.5%

Corporate — 10.0%
New York City Industrial Development Agency, RB:
Terminal One Group Association Project, AMT, 5.50%, 1/01/24	$1,500	$1,419,915
Japan Airlines Co., Remarketed (FSA), AMT, 6.00%, 11/01/15	5,900	5,909,086
New York State Energy Research & Development Authority, RB:
Brooklyn Union Gas, Keyspan, Series A (FGIC), AMT, 4.70%, 2/01/24	10,750	9,841,948
Lilco Project, Series A (MBIA), 5.15%, 3/01/16	3,000	3,008,760
Suffolk County Industrial Development Agency, New York, RB, AMT:
Keyspan, Port Jefferson, 5.25%, 6/01/27	4,625	4,159,078
Ogden Martin System Huntington (AMBAC), 6.00%, 10/01/10	8,530	8,821,044
Ogden Martin System Huntington (AMBAC), 6.15%, 10/01/11	9,170	9,648,949
Ogden Martin System Huntington (AMBAC), 6.25%, 10/01/12	6,470	6,931,764

		49,740,544

County/City/Special District/School District — 36.4%
City of Buffalo, New York, GO:
School, Series D (MBIA), 5.50%, 12/15/14	1,250	1,332,112
School, Series D (MBIA), 5.50%, 12/15/16	1,500	1,574,505
City of New York, New York, GO:
Series B (MBIA), 5.75%, 8/01/13	1,280	1,348,032
Series B (AMBAC), 7.00%, 2/01/18	70	70,297
Sub-Series J-1, 4.50%, 5/15/30	2,750	2,613,572
City of Niagara Falls, New York, GO, Water Treatment Plant (MBIA), AMT, 7.25%, 11/01/10	1,000	1,080,910
Dutchess County Resource Recovery Agency, New York, RB, Solid Waste System, Series A (MBIA), 5.40%, 1/01/13	1,700	1,760,248
Erie County Industrial Development Agency, RB, City of Buffalo Project (FSA), 5.75%, 5/01/20	1,900	1,992,359
Hudson Yards Infrastructure Corp., RB, Series A:
(FGIC), 5.00%, 2/15/47	12,150	10,378,165
(MBIA), 4.50%, 2/15/47	16,275	12,911,120
Ilion Central School District, New York, GO, Series B (FGIC), 5.50%, 6/15/10	1,675	1,765,902
New York City Industrial Development Agency, RB, PILOT:
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	1,000	1,086,560
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	11,800	10,024,690
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	5,250	4,408,373
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	9,900	8,105,922
Yankee Stadium (FGIC), 5.00%, 3/01/46	12,750	10,435,110
Yankee Stadium (MBIA), 5.00%, 3/01/36	4,650	3,948,641
New York City Transit Authority, Metropolitan Transportation Authority, Triborough Bridge & Tunnel, COP, Series A (AMBAC), 5.63%, 1/01/12	1,020	1,045,837

Municipal Bonds	Par (000)	Value

New York (continued)

County/City/Special District/School District (concluded)
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	$2,000	$1,790,480
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	6,000	6,105,900
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,500	1,542,255
Series A (FGIC), 5.00%, 11/15/26	1,000	1,016,590
Series S-2 (FSA), 5.00%, 1/15/37	5,000	4,847,450
Series S-2 (MBIA), 4.25%, 1/15/34	5,980	5,076,841
Future Tax Secured, Series C (FGIC), 5.00%, 2/01/33	12,395	12,454,496
Future Tax Secured, Series D (MBIA), 5.25%, 2/01/21	3,000	3,155,760
Future Tax Secured, Series E (MBIA), 5.25%, 2/01/22	2,500	2,640,425
New York Convention Center Operating Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/30	1,500	1,415,445
5.00%, 11/15/35	33,750	30,421,237
5.00%, 11/15/44	13,470	11,593,225
North Country Development Authority, Refunding RB (FSA), 6.00%, 5/15/15	1,115	1,233,591
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.00%, 10/15/32	11,200	11,388,944
Syracuse Industrial Development Agency, New York, RB, Carousel Center Project, Series A (Syncora), AMT, 5.00%, 1/01/36	11,500	7,365,405
Town of Huntington New York, GO, Refunding (AMBAC):
5.50%, 4/15/12	460	515,559
5.50%, 4/15/13	455	520,634
Town of North Hempstead New York, GO, Refunding, Series B (MBIA):
6.40%, 4/01/13	1,745	2,035,979
6.40%, 4/01/17	555	676,978

		181,679,549

Education — 6.1%
Madison County Industrial Development Agency, New York, RB, Colgate University Project, Series A (AMBAC):
5.00%, 7/01/30	5,410	5,470,484
5.00%, 7/01/35	2,675	2,655,660
New York City Industrial Development Agency, RB, Polytechnic University Project (ACA), 5.25%, 11/01/37	2,480	1,951,016
New York City Industrial Development Agency, Refunding RB, Nightingale, Bamford School (AMBAC), 5.25%, 1/15/18	1,275	1,344,462
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	5,500	5,501,430
New York City Trust for Cultural Resources, Refunding RB, Series American Museum Natural History, Series A (MBIA), 5.00%, 7/01/36	4,250	4,270,018
New York State Dormitory Authority, RB:
City University System, Series C (MBIA), 7.50%, 7/01/10	815	851,219
Mt Sinai School Medical New York University (MBIA), 5.00%, 7/01/35	2,100	2,003,148
NY University, Insured, Series 1 (AMBAC), 5.50%, 7/01/40	4,580	5,042,076
Rensselaer County Industrial Development Agency, New York, RB, Polytechnic Institute, Series B (AMBAC), 5.50%, 8/01/22	1,255	1,267,035

		30,356,548

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (continued)	BlackRock MuniYield New York Insured Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (continued)

Health — 6.9%
New York City Industrial Development Agency, RB, Royal Charter, NY Presbyterian (FSA), 5.75%, 12/15/29	$7,970	$8,211,730
New York State Dormitory Authority, RB:
Eger Health Care & Rehabilitation Center, FHA, 6.10%, 8/01/37	2,760	2,814,979
Hudson Valley Hospital (FSA), 5.00%, 8/15/36	6,000	6,043,320
Montefiore Hospital (MBIA), 5.00%, 8/01/33	1,500	1,489,845
NY & Presbyterian Hospital (FSA), 5.25%, 2/15/31	3,000	3,043,650
NY & Presbyterian Hospital (FSA), 5.00%, 8/15/36	5,000	4,948,700
NY State Rehabilitation Association, Series A (CIFG), 5.25%, 7/01/19	1,180	1,168,719
NY State Rehabilitation Association, Series A (CIFG), 5.13%, 7/01/23	1,000	927,520
Saint Lukes Roosevelt Hospital (FHA), 4.90%, 8/15/31	3,250	3,086,135
Series B (MBIA), 6.50%, 2/15/11 (a)	1,000	1,090,000
Oneida County Industrial Development Agency, New York, RB, Civic Facilities, Mohawk Valley, Series A (FSA), 5.20%, 2/01/13	1,365	1,379,687

		34,204,285

Housing — 3.0%
Monroe County Industrial Development Agency, RB, Industrial Development, Southview Towers Project, AMT:
6.13%, 2/01/20	1,240	1,259,406
6.25%, 2/01/31	1,125	1,137,409
New York City Housing Development Corp., RB:
Series C, 5.00%, 11/01/26	1,500	1,434,210
Series C, 5.05%, 11/01/36	2,000	1,746,380
Series H-1, 4.70%, 11/01/40	1,340	1,127,985
New York Mortgage Agency, New York, RB, AMT:
Series 133, 4.95%, 10/01/21	1,540	1,535,719
Series 143, 4.90%, 10/01/37	1,000	884,950
Series 143 (MBIA), 4.85%, 10/01/27	2,485	2,330,607
New York State HFA, RB, Saint Philips Housing, Series A (FNMA), AMT, 4.65%, 11/15/38	1,500	1,326,090
Yonkers Industrial Development Agency, New York, RB, Monastery Manor Association LP Project, AMT, 5.25%, 4/01/37	2,445	2,220,084

		15,002,840

State — 11.0%
New York State Dormitory Authority, RB:
Education, Series A, 5.00%, 3/15/28	1,500	1,554,420
Education, Series B, 5.75%, 3/15/36	7,850	8,437,651
Master Boces Program Lease (AGC), 5.00%, 8/15/28	1,750	1,749,965
Mental Health Services Facilities, Series C (FSA), AMT, 5.40%, 2/15/33	6,460	5,853,858
Mental Health Facilities, Series B, 5.25%, 2/15/14 (b)	1,570	1,779,234
School District Financing Program, Series A (FSA), 5.00%, 10/01/35	550	542,064
School District Financing Program, Series B (FSA), 5.00%, 4/01/36	5,000	4,927,200
School District Financing Program, Series C (FSA), 5.00%, 10/01/37	4,050	3,983,580
School District Financing Program, Series E (MBIA), 5.75%, 10/01/30	6,900	7,122,318
Upstate Community Colleges, Series A (FSA), 6.00%, 7/01/10 (b)	1,070	1,135,227

Municipal Bonds	Par (000)	Value

New York (continued)

State (concluded)
New York State Thruway Authority, RB:
Second General, Series B, 5.00%, 4/01/27	$1,500	$1,533,195
Series A (AMBAC), 5.00%, 4/01/26	4,380	4,484,375
New York State Urban Development Corp., RB, Personal Income Tax:
C-1 (MBIA), 5.00%, 3/15/13 (b)	3,000	3,402,750
State Facilities, Series A-1 (MBIA), 5.00%, 3/15/29	5,000	5,073,850
New York State Urban Development Corp., Refunding RB, Correctional Capital Facilities, Series A (FSA), 6.50%, 1/01/11	3,190	3,436,140

		55,015,827

Tobacco — 1.8%
Tobacco Settlement Financing Corp., New York, RB:
Asset Backed, Series A-2 (AMBAC), 5.25%, 6/01/20	5,000	5,168,950
Asset Backed, Series A-4 (AMBAC), 5.25%, 6/01/22	2,000	2,049,240
Series B-1C, 5.50%, 6/01/22	1,900	1,962,643

		9,180,833

Transportation — 32.3%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	3,200	3,545,376
Series A (FSA), 5.00%, 11/15/32	1,015	1,005,276
Series A (MBIA), 5.00%, 11/15/30	6,600	6,439,026
Series C (FSA), 5.13%, 7/01/12 (b)	1,640	1,837,997
Metropolitan Transportation Authority, Refunding RB:
Series A (FSA), 5.75%, 11/15/32	29,300	30,660,985
Series A (MBIA), 5.13%, 11/15/22	1,390	1,407,111
Series A (MBIA), 5.25%, 11/15/31	2,500	2,503,525
Transportation, Series F (MBIA) 5.25%, 11/15/12 (b)	6,235	7,105,344
Transportation, Series F (MBIA) 5.00%, 11/15/31	5,000	4,868,550
New York State Thruway Authority, RB:
Series F (AMBAC), 5.00%, 1/01/30	6,000	6,008,220
Series G (FSA), 4.75%, 1/01/29	7,250	7,114,498
Series G (FSA), 4.75%, 1/01/30	9,000	8,713,800
Series G (FSA), 5.00%, 1/01/32	9,000	8,951,580
Series H (FSA), 5.00%, 1/01/37	10,000	9,838,300
Niagara Frontier Transportation Authority, New York, RB, Buffalo Niagara International Airport, Series B (MBIA), 5.50%, 4/01/19	2,705	2,733,240
Port Authority of New York & New Jersey, RB, Consolidated, One Hundred Forty First (CIFG), AMT, 4.50%, 9/01/35	1,000	872,290
Port Authority of New York & New Jersey, RB, Special Project, JFK International Air Terminal, 6 (MBIA), AMT:
5.75%, 12/01/22	10,160	9,299,854
5.75%, 12/01/25	3,500	3,105,795
6.25%, 12/01/10	14,750	15,284,835
6.25%, 12/01/11	7,175	7,382,860
6.25%, 12/01/13	4,425	4,581,999
6.25%, 12/01/14	7,380	7,546,714
Triborough Bridge & Tunnel Authority, New York, RB:
General Purpose, Series Y (MBIA), 6.00%, 1/01/12 (a)	1,790	1,908,212
Sub-Series A (MBIA), 5.25%, 11/15/30	6,000	6,105,420
Subordinate Bonds (AMBAC), 5.00%, 11/15/28	2,465	2,503,774

		161,324,581

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	27

Schedule of Investments (continued)	BlackRock MuniYield New York Insured Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)

Utilities — 11.0%
Buffalo Sewer Authority, New York, RB, Series F (MBIA), 6.00%, 7/01/13	$4,300	$4,587,326
Long Island Power Authority, RB:
General, Series A (AGC), 6.00%, 5/01/33	1,500	1,624,140
General, Series B (FSA), 5.00%, 12/01/35	4,000	3,993,920
Series A (AGC), 5.75%, 4/01/39	1,015	1,077,514
Series A (AMBAC), 5.00%, 9/01/29	7,000	6,938,400
New York City Municipal Water Finance Authority, Refunding RB, Crossover, Series F (FSA), 5.00%, 6/15/29	500	503,610
New York City Municipal Water Finance Authority, RB:
Fiscal 2004, Series C (MBIA), 5.00%, 6/15/35	975	973,537
Series A (AMBAC), 5.00%, 6/15/35	3,500	3,494,750
Series A (FSA), 4.25%, 6/15/39	500	431,180
Series A (MBIA), 5.75%, 6/15/11 (b)	24,650	27,020,344
Series A (MBIA), 5.13%, 6/15/34	1,250	1,258,712
New York State Environmental Facilities Corp., New York, Refunding RB, Riverbank State Park (AMBAC), 6.25%, 4/01/12	2,700	2,832,894

		54,736,327

Total Municipal Bonds in New York		591,241,334

Guam — 0.8%

Transportation — 0.8%
Guam International Airport Authority, RB, General, Series C (MBIA), AMT:
5.25%, 10/01/21	2,240	2,155,082
5.25%, 10/01/22	2,050	1,960,640

Total Municipal Bonds in Guam		4,115,722

Puerto Rico — 13.6%

Housing — 0.8%
Puerto Rico HFA, RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	4,000	4,004,400

State — 6.3%
Commonwealth of Puerto Rico, GO, Refunding (MBIA):
Public Improvement, Series A, 5.50%, 7/01/20	2,000	1,983,720
Sub-Series C-7, 6.00%, 7/01/27	2,000	1,978,260
Sub-Series C-7, 6.00%, 7/01/28	4,775	4,721,520
Puerto Rico Convention Center Authority, RB, Series A (AMBAC), 5.00%, 7/01/31	4,000	3,307,960
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (FSA):
5.50%, 7/01/31	5,000	5,228,050
5.25%, 7/01/32	1,000	1,003,940
Puerto Rico Infrastructure Financing Authority, RB, CAB, Series A (c):
(AMBAC), 4.67%, 7/01/35	3,900	513,006
(AMBAC), 5.03%, 7/01/43	8,000	577,520
(FGIC), 4.42%, 7/01/31	22,030	3,946,454
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, M-3 (MBIA), 6.00%, 7/01/28	2,850	2,818,080

Municipal Bonds	Par (000)	Value

Puerto Rico (concluded)

State (concluded)
Puerto Rico Public Finance Corp., Refunding RB, Balance, Commonwealth, Series E, 5.50%, 2/01/12 (b)	$700	$770,812
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	4,500	4,450,590

		31,299,912

Transportation — 3.8%
Puerto Rico Highway & Transportation Authority, RB:
Series D, 5.75%, 7/01/12 (b)	3,000	3,360,660
Series G (FGIC), 5.25%, 7/01/13 (b)	655	755,379
Series G (FGIC), 5.25%, 7/01/19	2,265	2,165,363
Series G (FGIC), 5.25%, 7/01/21	345	322,340
Series Y (FSA), 6.25%, 7/01/21	6,275	6,815,466
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (FSA):
5.25%, 7/01/33	1,000	1,004,020
5.25%, 7/01/36	4,750	4,763,395

		19,186,623

Utilities — 2.7%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A (AGC), 5.13%, 7/01/47	10,980	10,535,420
Puerto Rico Electric Power Authority, Refunding RB, Series VV (MBIA), 5.25%, 7/01/30	3,000	2,878,530

		13,413,950

Total Municipal Bonds in Puerto Rico		67,904,885

Total Municipal Bonds — 132.9%		663,261,941

Municipal Bonds Transferred to Tender Option Bond Trusts (d)

New York — 22.6%

County/City/Special District/School District — 11.5%
City of New York, New York, GO:
Series J, 5.00%, 5/15/23	6,750	6,902,280
Sub-Series C3 (AGC), 5.75%, 8/15/28	14,400	15,771,600
Erie County Industrial Development Agency, RB, City Of Buffalo Project (FSA), 5.75%, 5/01/24	4,252	4,295,171
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC):
5.25%, 10/15/27	13,000	13,644,004
5.00%, 10/15/32	16,000	16,811,361

		57,424,416

Education — 1.3%
New York State Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	6,498	6,468,313

Transportation — 8.4%
Metropolitan Transportation Authority, New York, RB, Series A (MBIA), 5.00%, 11/15/31	3,901	3,905,534
Metropolitan Transportation Authority, New York, Refunding RB, Series A (FSA), 5.00%, 11/15/30	8,460	8,484,788
Port Authority of New York & New Jersey, RB, Thirty Seventh Series (FSA), AMT, 5.13%, 7/15/30	2,500	2,457,075
Triborough Bridge & Tunnel Authority, New York, Refunding RB (MBIA):
5.25%, 11/15/23	7,000	7,228,340
5.00%, 11/15/32	19,678	19,735,025

		41,810,762

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2009

Schedule of Investments (concluded)	BlackRock MuniYield New York Insured Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

New York (concluded)

Utilities — 1.4%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	$4,094	$4,385,863
Series FF-2, 5.50%, 6/15/40	2,759	2,899,581

		7,285,444

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.6%		112,988,935

Total Long-Term Investments (Cost — $801,773,335) — 155.5%		776,250,876

Short-Term Securities	Shares

CMA New York Municipal Money Fund, 0.04% (e)(f)	12,807,239	12,807,239

Total Short-Term Securities (Cost — $12,807,239) — 2.6%		12,807,239

Total Investments (Cost — $814,580,574*) — 158.1%		789,058,115
Other Assets Less Liabilities — 3.8%		18,777,849
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (12.2)%		(61,010,488)
Preferred Shares, at Redemption Value — (49.7)%		(247,732,422)

Net Assets Applicable to Common Shares — 100.0%		$499,093,054

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$754,461,685

Gross unrealized appreciation	$16,203,769
Gross unrealized depreciation	(42,424,220)

Net unrealized depreciation	$(26,220,451)

(a)	Security is collateralized by Municipal or US Treasury Obligations.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(e)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA New York Municipal Money Fund	$(1,163,928)	$140,044

(f)	Represents the current yield as of report date.

•

Effective August 1,2008,the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$12,807,239
Level 2 — Long-Term Investments[1]	776,250,876
Level 3	—

Total	$789,058,115

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	29

Statements of Assets and Liabilities

July 31, 2009	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)	BlackRock MuniYield California Insured Fund, Inc. (MCA)	BlackRock MuniYield Insured Fund, Inc. (MYI)	BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)	BlackRock MuniYield New York Insured Fund, Inc. (MYN)

Assets

Investments at value — unaffiliated[1]	$453,465,586	$696,092,901	$1,304,510,043	$245,287,466	$776,250,876
Investments at value — affiliated[2]	17,593,090	21,941,944	33,611,786	4,115,561	12,807,239
Cash	76,466	48,722	2,156,905	32,971	61,211
Interest receivable	5,342,252	10,954,051	16,441,561	3,258,938	9,984,149
Investments sold receivable	281,159	—	10,503,209	—	11,838,992
Income receivable — affiliated	—	617	375	—	150
Prepaid expenses	34,949	58,086	95,689	42,488	60,389
Other assets	—	47,517	85,345	—	51,265

Total assets	476,793,502	729,143,838	1,367,404,913	252,737,424	811,054,271

Liabilities

Investments purchased payable	6,196,988	—	15,290,704	—	583,319
Income dividends payable — Common Shares	1,508,789	2,096,033	4,105,491	802,636	2,070,913
Investment advisory fees payable	191,152	316,699	598,683	111,828	358,505
Interest expense and fees payable	190,284	254,736	430,103	28,772	193,607
Officer’s and Directors’ fees payable	611	48,779	87,172	346	53,172
Other affiliates payable	2,823	4,379	8,019	1,700	5,461
Other accrued expenses payable	64,903	89,636	153,565	43,570	146,937

Total accrued liabilities	8,155,550	2,810,262	20,673,737	988,852	3,411,914

Other Liabilities

Trust certificates[3]	63,286,828	98,275,469	162,422,546	9,030,000	60,816,881

Total Liabilities	71,442,378	101,086,196	183,096,283	10,018,852	64,228,795

Preferred Shares at Redemption Value

$25,000 per share liquidation preference, plus unpaid dividends[4,5]	131,008,795	166,553,183	358,686,791	87,358,084	247,732,422

Net Assets Applicable to Common Shareholders	$274,342,329	$461,504,924	$825,621,839	$155,360,488	$499,093,054

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[6]	$298,178,261	$497,660,786	$949,651,998	$163,853,685	$553,621,921
Undistributed net investment income	4,985,202	4,323,219	9,882,417	2,181,937	3,184,321
Accumulated net realized loss	(16,442,714)	(17,981,636)	(88,315,006)	(4,862,818)	(32,190,729)
Net unrealized appreciation/depreciation	(12,378,420)	(22,497,445)	(45,597,570)	(5,812,316)	(25,522,459)

Net Assets Applicable to Common Shareholders	$274,342,329	$461,504,924	$825,621,839	$155,360,488	$499,093,054

Net asset value per Common Share	$12.27	$13.43	$12.27	$12.87	$12.65

[1] Investments at cost — unaffiliated	$465,844,006	$718,590,346	$1,350,107,613	$251,099,782	$801,773,335

[2] Investments at cost — affiliated	$17,593,090	$21,941,944	$33,611,786	$4,115,561	$12,807,239

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding:
Par value $0.05 per share	—	—	—	1,941	9,908

Par value $0.10 per share	5,240	6,661	14,345	1,553	—

[5] Preferred Shares authorized	8,180	11,000	22,800	3,960	12,160

[6] Common Shares outstanding, 200 million shares authorized, $0.10 par value	22,352,426	34,361,200	67,303,125	12,069,721	39,445,962

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2009

Statements of Operations

Year Ended July 31, 2009	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)	BlackRock MuniYield California Insured Fund, Inc. (MCA)	BlackRock MuniYield Insured Fund, Inc. (MYI)	BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)	BlackRock MuniYield New York Insured Fund, Inc. (MYN)

Investment Income

Interest	$23,868,910	$35,411,784	$69,571,779	$13,117,103	$40,338,013
Income — affiliated	140,389	144,470	488,783	35,364	143,828

Total income	24,009,299	35,556,254	70,060,562	13,152,467	40,481,841

Expenses

Investment advisory	2,572,971	3,667,728	6,678,186	1,257,642	4,019,047
Commissions for Preferred Shares	277,914	367,942	720,668	166,912	497,005
Accounting services	116,754	190,631	318,998	64,629	208,483
Professional	100,770	95,198	161,563	72,115	132,975
Transfer agent	51,026	72,210	137,879	41,181	75,522
Officer and Directors	35,565	63,742	110,775	20,262	69,070
Printing	25,081	39,212	67,944	14,746	45,657
Custodian	24,205	30,821	52,989	14,285	35,757
Registration	9,166	11,717	22,950	9,166	13,451
Miscellaneous	80,059	100,518	118,734	53,066	97,774

Total expenses excluding interest expense and fees	3,293,511	4,639,719	8,390,686	1,714,004	5,194,741
Interest expense and fees[1]	1,103,579	1,586,358	3,003,309	223,522	1,223,227

Total expenses	4,397,090	6,226,077	11,393,995	1,937,526	6,417,968
Less fees waived by advisor	(548,195)	(93,793)	(88,042)	(23,654)	(92,584)
Less fees paid indirectly	(8)	(2)	(339)	—	—

Total expenses after fees waived and paid indirectly	3,848,887	6,132,282	11,305,614	1,913,872	6,325,384

Net investment income	20,160,412	29,423,972	58,754,948	11,238,595	34,156,457

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(11,811,410)	(7,354,130)	(41,741,504)	129,790	(4,197,735)
Financial futures contracts and forward interest rate swaps	—	—	(3,603,000)	—	77,657

	(11,811,410)	(7,354,130)	(45,344,504)	129,790	(4,120,078)

Net change in unrealized appreciation/depreciation on:
Investments	(4,009,106)	(10,184,886)	(1,157,258)	(5,910,336)	(19,596,751)
Financial futures contracts and forward interest rate swaps	—	—	1,951,000	—	—

	(4,009,106)	(10,184,886)	793,742	(5,910,336)	(19,596,751)

Total realized and unrealized loss	(15,820,516)	(17,539,016)	(44,550,762)	(5,780,546)	(23,716,829)

Dividends to Preferred Shareholders From

Net investment income	(2,736,892)	(4,039,487)	(8,128,538)	(1,734,047)	(5,209,900)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$1,603,004	$7,845,469	$6,075,648	$3,724,002	$5,229,728

[1]	Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	31

Statements of Changes in Net Assets	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)

Increase (Decrease) in Net Assets:	Year Ended July 31, 2009	Period October 1, 2007 to July 31, 2008	Year Ended September 30, 2007

Operations

Net investment income	$20,160,412	$17,333,246	$21,591,345
Net realized gain (loss)	(11,811,410)	(975,689)	1,453,420
Net change in unrealized appreciation/depreciation	(4,009,106)	(19,379,156)	(11,297,856)
Dividends to Preferred Shareholders from net investment income	(2,736,892)	(5,637,611)	(7,380,240)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	1,603,004	(8,659,210)	4,366,669

Dividends to Common Shareholders From

Net investment income	(14,193,791)	(11,176,213)	(13,813,799)

Net Assets Applicable to Common Shareholders

Total decrease in net assets applicable to Common Shareholders	(12,590,787)	(19,835,423)	(9,447,130)
Beginning of period	286,933,116	306,768,539	316,215,669

End of period	$274,342,329	$286,933,116	$306,768,539

Undistributed net investment income	$4,985,202	$1,930,588	$1,649,057

BlackRock MuniYield California Insured Fund, Inc. (MCA)

Increase (Decrease) in Net Assets:	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

Operations

Net investment income	$29,423,972	$23,394,239	$31,671,735
Net realized gain (loss)	(7,354,130)	4,506,638	(691,224)
Net change in unrealized appreciation/depreciation	(10,184,886)	(30,619,927)	(14,047,467)
Dividends to Preferred Shareholders from net investment income	(4,039,487)	(6,754,719)	(9,517,264)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	7,845,469	(9,473,769)	7,415,780

Dividends to Common Shareholders From

Net investment income	(22,575,308)	(17,146,239)	(23,228,171)

Net Assets Applicable to Common Shareholders

Total decrease in net assets applicable to Common Shareholders	(14,729,839)	(26,620,008)	(15,812,391)
Beginning of period	476,234,763	502,854,771	518,667,162

End of period	$461,504,924	$476,234,763	$502,854,771

Undistributed net investment income	$4,323,219	$1,044,757	$1,243,580

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2009

Statements of Changes in Net Assets	BlackRock MuniYield Insured Fund, Inc. (MYI)

Increase (Decrease) in Net Assets:	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

Operations

Net investment income	$58,754,948	$46,868,985	$69,741,370
Net realized loss	(45,344,504)	(25,129,148)	(3,882,395)
Net change in unrealized appreciation/depreciation	793,742	(88,495,600)	(48,971,838)
Dividends to Preferred Shareholders from net investment income	(8,128,538)	(14,617,148)	(20,832,026)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	6,075,648	(81,372,911)	(3,944,889)

Dividends to Common Shareholders From

Net investment income	(45,900,731)	(33,920,775)	(45,362,306)

Net Assets Applicable to Common Shareholders

Total decrease in net assets applicable to Common Shareholders	(39,825,083)	(115,293,686)	(49,307,195)
Beginning of period	865,446,922	980,740,608	1,030,047,803

End of period	$825,621,839	$865,446,922	$980,740,608

Undistributed net investment income	$9,882,417	$5,152,178	$9,065,982

BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)

Increase (Decrease) in Net Assets:	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

Operations

Net investment income	$11,238,595	$8,435,072	$11,701,221
Net realized gain (loss)	129,790	(569,851)	1,293,712
Net change in unrealized appreciation/depreciation	(5,910,336)	(10,107,046)	(6,941,533)
Dividends to Preferred Shareholders from net investment income	(1,734,047)	(2,523,285)	(3,550,430)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	3,724,002	(4,765,110)	2,502,970

Dividends to Common Shareholders From

Net investment income	(8,122,923)	(6,034,861)	(8,159,131)

Net Assets Applicable to Common Shareholders

Total decrease in net assets applicable to Common Shareholders	(4,398,921)	(10,799,971)	(5,656,161)
Beginning of period	159,759,409	170,559,380	176,215,541

End of period	$155,360,488	$159,759,409	$170,559,380

Undistributed net investment income	$2,181,937	$784,853	$906,118

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	33

Statements of Changes in Net Assets	BlackRock MuniYield New York Insured Fund, Inc. (MYN)

Increase (Decrease) in Net Assets:	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008	Year Ended October 31, 2007

Operations

Net investment income	$34,156,457	$26,222,090	$33,227,508
Net realized gain (loss)	(4,120,078)	(2,008,655)	1,647,832
Net change in unrealized appreciation/depreciation	(19,596,751)	(28,658,722)	(16,660,442)
Dividends to Preferred Shareholders from net investment income	(5,209,900)	(7,500,350)	(10,460,763)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	5,229,728	(11,945,637)	7,754,135

Dividends to Common Shareholders From

Net investment income	(25,048,659)	(19,052,400)	(25,797,659)

Net Assets Applicable to Common Shareholders

Total decrease in net assets applicable to Common Shareholders	(19,818,931)	(30,998,037)	(18,043,524)
Beginning of period	518,911,985	549,910,022	567,953,546

End of period	$499,093,054	$518,911,985	$549,910,022

Undistributed (distributions in excess of) net investment income	$3,184,321	$(347,635)	$(51,182)

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2009

Statements of Cash Flows

Year Ended July 31, 2009	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)	BlackRock MuniYield California Insured Fund, Inc. (MCA)	BlackRock MuniYield Insured Fund, Inc. (MYI)

Cash Provided by Operating Activities

Net increase in net assets resulting from operations, excluding dividends to Preferred Shareholders	$4,339,896	$11,884,956	$14,204,186
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in income receivable — affiliated	—	(960)	(93)
(Increase) decrease in interest receivable	338,640	841,802	(237,177)
Increase in prepaid expenses	(17,178)	(30,425)	(41,382)
Increase in other assets	—	(29,213)	(50,927)
Decrease in investment advisory fees payable	(8,257)	(24,814)	(58,365)
Decrease in other affiliates payable	(1,839)	(2,715)	(5,710)
Decrease in other accrued expenses payable	(64,031)	(81,437)	(164,140)
Increase (decrease) in Officer’s and Directors’ fees payable	(166)	28,878	49,893
Decrease in interest expense and fees payable	(89,674)	(148,515)	(487,341)
Net realized and unrealized loss	15,820,516	17,539,016	40,947,762
Amortization of premium and discount on investments	1,010,558	1,868,589	555,370
Proceeds from sales of long-term investments	174,810,017	221,527,825	537,447,835
Purchases of long-term investments	(158,802,263)	(170,180,079)	(404,519,461)
Net proceeds from sales of short-term securities	7,425,374	264,309	6,917,620

Cash provided by operating activities	44,761,593	83,457,217	194,558,070

Cash Used for Financing Activities

Payments on redemption of Preferred Shares	(14,300,000)	(25,775,000)	(18,550,000)
Cash receipts from trust certificates	20,123,586	33,330,646	50,919,231
Cash payments for trust certificates	(34,021,017)	(64,585,541)	(176,127,793)
Cash dividends paid to Common Shareholders	(13,802,623)	(22,317,599)	(45,564,215)
Cash dividends paid to Preferred Shareholders	(2,770,766)	(4,164,919)	(8,331,631)

Cash used for financing activities	(44,770,820)	(83,512,413)	(197,654,408)

Cash

Net decrease in cash	(9,227)	(55,196)	(3,096,338)
Cash at beginning of year	85,693	103,918	5,253,243

Cash at end of year	$76,466	$48,722	$2,156,905

Cash Flow Information

Cash paid during the year for interest	$1,193,253	$1,734,873	$3,490,650

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	35

Financial Highlights	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)

	Year Ended July 31, 2009	Period October 1, 2007 to July 31, 2008

			Year Ended September 30,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$12.84	$13.72	$14.15	$14.23	$14.41	$14.37

Net investment income[1]	0.90	0.78	0.97	0.93	0.97	1.00
Net realized and unrealized gain (loss)	(0.71)	(0.91)	(0.45)	0.03	(0.09)	(0.00)[2]
Dividends to Preferred Shareholders from net investment income	(0.12)	(0.25)	(0.33)	(0.29)	(0.18)	(0.09)

Net increase (decrease) from investment operations	0.07	(0.38)	0.19	0.67	0.70	0.91

Dividends to Common Shareholders from net investment income	(0.64)	(0.50)	(0.62)	(0.75)	(0.88)	(0.87)

Net asset value, end of period	$12.27	$12.84	$13.72	$14.15	$14.23	$14.41

Market price, end of period	$11.40	$11.30	$12.39	$12.96	$13.90	$13.25

Total Investment Return[3]

Based on net asset value	1.58%	(2.41)%[4]	1.73%	5.19%	5.35%	7.12%

Based on market price	7.24%	(4.89)%[4]	0.31%	(1.37)%	11.92%	7.80%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[5]	1.66%	1.55%[6]	1.61%	1.64%	1.38%	1.27%

Total expenses after fees waived and paid indirectly[5]	1.45%	1.45%[6]	1.54%	1.57%	1.32%	1.17%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,7]	1.04%	1.15%[6]	1.17%	1.16%	1.15%	1.12%

Net investment income[5]	7.61%	6.74%[6]	6.94%	6.70%	6.72%	6.93%

Dividends to Preferred Shareholders	1.03%	2.19%[6]	2.37%	2.10%	1.27%	0.63%

Net investment income to Common Shareholders	6.58%	4.55%[6]	4.57%	4.60%	5.45%	6.30%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$274,342	$286,933	$306,769	$316,216	$318,044	$322,072

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$131,000	$145,300	$204,500	$204,500	$204,500	$204,500

Portfolio turnover	37%	43%	43%	35%	46%	45%

Asset coverage, end of period per $1,000	$3,094 [8]	$2,975 [8]	$2,500 [8]	$2,546 [8]	$2,555	$2,575

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[8]	Asset coverage per Preferred Share at $25,000 liquidation preference for the periods ended 2009, 2008, 2007 and 2006 were $77,357, $74,376, $62,514 and $63,667, respectively.

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2009

Financial Highlights	BlackRock MuniYield California Insured Fund, Inc. (MCA)

	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$13.86	$14.63	$15.09	$14.82	$15.23	$15.10

Net investment income[1]	0.86	0.68	0.92	0.96	0.95	0.94
Net realized and unrealized gain (loss)	(0.51)	(0.75)	(0.42)	0.35	(0.33)	0.13
Dividends to Preferred Shareholders from net investment income	(0.12)	(0.20)	(0.28)	(0.24)	(0.13)	(0.06)

Net increase (decrease) from investment operations	0.23	(0.27)	0.22	1.07	0.49	1.01

Dividends to Common Shareholders from net investment income	(0.66)	(0.50)	(0.68)	(0.80)	(0.88)	(0.88)

Capital charges with respect to issuance of Preferred Shares	—	—	—	(0.00)[2]	(0.02)	—

Net asset value, end of period	$13.43	$13.86	$14.63	$15.09	$14.82	$15.23

Market price, end of period	$12.08	$12.33	$13.16	$14.64	$14.16	$13.73

Total Investment Return[3]

Based on net asset value	3.03%	(1.54)%[4]	1.76%	7.57%	3.55%	7.54%

Based on market price	4.17%	(2.63)%[4]	(5.65)%	9.22%	9.75%	5.93%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[5]	1.40%	1.38%[6]	1.53%	1.60%	1.27%	1.08%

Total expenses after fees waived and paid indirectly[5]	1.38%	1.36%[6]	1.53%	1.59%	1.27%	1.08%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,7]	1.02%	1.04%[6]	1.03%	1.03%	0.96%	0.95%

Net investment income[5]	6.60%	6.15%[6]	6.22%	6.46%	6.29%	6.29%

Dividends to Preferred Shareholders	0.91%	1.78%[6]	1.87%	1.62%	0.84%	0.43%

Net investment income to Common Shareholders	5.69%	4.37%[6]	4.35%	4.84%	5.45%	5.86%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$461,505	$476,235	$502,855	$518,667	$509,066	$523,206

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$166,525	$192,300	$275,000	$275,000	$275,000	$230,000

Portfolio turnover	25%	25%	25%	27%	39%	63%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$94,289	$86,933 [8]	$70,733 [8]	$72,170 [8]	$71,280 [8]	$81,875 [8]

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[8]	Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	37

Financial Highlights	BlackRock MuniYield Insured Fund, Inc. (MYI)

	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$12.86	$14.57	$15.30	$15.27	$15.59	$15.36

Net investment income[1]	0.87	0.70	1.04	0.98	1.04	1.04
Net realized and unrealized gain (loss)	(0.66)	(1.69)	(0.79)	0.46	(0.22)	0.25
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.12)	(0.22)	(0.31)	(0.25)	(0.16)	(0.07)
Net realized gain	—	—	—	(0.04)	(0.02)	—

Net increase (decrease) from investment operations	0.09	(1.21)	(0.06)	1.15	0.64	1.22

Dividends and distributions to Common Shareholders from:
Net investment income	(0.68)	(0.50)	(0.67)	(0.78)	(0.95)	(0.97)
Net realized gain	—	—	—	(0.34)	(0.01)	—

Total dividends and distributions to Common Shareholders	(0.68)	(0.50)	(0.67)	(1.12)	(0.96)	(0.97)

Capital charges with respect to issuance of Preferred Shares	—	—	—	—	(0.00)[2]	(0.02)

Net asset value, end of period	$12.27	$12.86	$14.57	$15.30	$15.27	$15.59

Market price, end of period	$12.12	$12.22	$13.04	$14.36	$14.70	$14.57

Total Investment Return[3]

Based on net asset value	1.70%	(8.22)%[4]	(0.06)%	8.09%	4.54%	8.52%

Based on market price	5.72%	(2.55)%[4]	(4.70)%	5.38%	7.69%	7.36%

Ratios to Average Net Assets of Common Shares

Total expenses[5]	1.46%	1.64%[6]	1.71%	1.67%	1.60%	1.19%

Total expenses after fees waived and paid indirectly[5]	1.45%	1.63%[6]	1.71%	1.67%	1.60%	1.19%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,7]	1.06%	1.06%[6]	1.03%	1.02%	1.01%	0.95%

Net investment income[5]	7.52%	6.51%[6]	6.94%	6.52%	6.62%	6.77%

Dividends to Preferred Shareholders	1.04%	2.03%[6]	2.06%	1.67%	1.05%	0.51%

Net investment income to Common Shareholders	6.48%	4.48%[6]	4.88%	4.85%	5.57%	6.26%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$825,622	$865,447	$980,741	$1,030,048	$1,028,022	$1,049,423

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$358,625	$377,175	$570,000	$570,000	$570,000	$570,000

Portfolio turnover	30%	70%	117%	95%	105%	122%

Asset coverage, end of period per $1,000	$3,302 [8]	$3,295 [8]	$2,721 [8]	$2,807 [8]	$2,804	$2,841

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[8]	Asset coverage per Preferred Share at $25,000 liquidation preference for the periods ended 2009, 2008, 2007 and 2006 were $82,559, $82,381, $68,039 and $70,198, respectively.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2009

Financial Highlights	BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)

	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$13.24	$14.13	$14.60	$14.54	$15.21	$15.21

Net investment income[1]	0.93	0.70	0.97	0.97	0.99	1.00
Net realized and unrealized gain (loss)	(0.49)	(0.88)	(0.47)	0.13	(0.58)	(0.00)[2]
Dividends to Preferred Shareholders from net investment income	(0.14)	(0.21)	(0.29)	(0.26)	(0.15)	(0.07)

Net increase (decrease) from investment operations	0.30	(0.39)	0.21	0.84	0.26	0.93

Dividends to Common Shareholders from net investment income	(0.67)	(0.50)	(0.68)	(0.78)	(0.91)	(0.93)

Capital charges with respect to issuance of Preferred Shares	—	—	—	0.00 [3]	(0.02)	—

Net asset value, end of period	$12.87	$13.24	$14.13	$14.60	$14.54	$15.21

Market price, end of period	$11.58	$11.63	$12.61	$13.97	$14.41	$14.54

Total Investment Return[4]

Based on net asset value	3.81%	(2.48)%[5]	1.78%	6.09%	1.73%	6.78%

Based on market price	6.34%	(4.01)%[5]	(5.07)%	2.42%	5.47%	12.91%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[6]	1.28%	1.48%[7]	1.69%	1.65%	1.47%	1.28%

Total expenses after fees waived[6]	1.26%	1.45%[7]	1.68%	1.64%	1.46%	1.26%

Total expenses after fees waived and excluding interest expense and fees[6,8]	1.12%	1.14%[7]	1.14%	1.13%	1.07%	1.05%

Net investment income[6]	7.43%	6.61%[7]	6.77%	6.72%	6.57%	6.61%

Dividends to Preferred Shareholders	1.15%	1.98%[7]	2.05%	1.78%	0.97%	0.47%

Net investment income to Common Shareholders	6.28%	4.63%[7]	4.72%	4.94%	5.60%	6.14%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$155,360	$159,759	$170,559	$176,216	$175,264	$183,224

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$87,350	$87,350	$99,000	$99,000	$99,000	$89,000

Portfolio turnover	9%	20%	10%	14%	19%	35%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$69,467	$70,730 [9]	$68,076 [9]	$69,507 [9]	$69,269 [9]	$76,471 [9]

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Do not reflect the effect of dividends to Preferred Shareholders.

[7]	Annualized.

[8]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[9]	Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2009	39

Financial Highlights	BlackRock MuniYield New York Insured Fund, Inc. (MYN)

	Year Ended July 31, 2009	Period November 1, 2007 to July 31, 2008

			Year Ended October 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$13.16	$13.94	$14.40	$14.26	$14.81	$14.81

Net investment income[1]	0.87	0.66	0.84	0.92	0.94	0.91
Net realized and unrealized gain (loss)	(0.61)	(0.77)	(0.38)	0.23	(0.50)	(0.01)
Dividends to Preferred Shareholders from net investment income	(0.13)	(0.19)	(0.27)	(0.24)	(0.13)	(0.06)

Net increase (decrease) from investment operations	0.13	(0.30)	0.19	0.91	0.31	0.84

Dividends to Common Shareholders from net investment income	(0.64)	(0.48)	(0.65)	(0.77)	(0.84)	(0.84)

Capital charges with respect to issuance of Preferred Shares	—	—	—	(0.00)[2]	(0.02)	—

Net asset value, end of period	$12.65	$13.16	$13.94	$14.40	$14.26	$14.81

Market price, end of period	$11.36	$11.80	$12.80	$14.10	$13.17	$13.20

Total Investment Return[3]

Based on net asset value	2.29%	(1.86)%[4]	1.66%	6.71%	2.53%	6.53%

Based on market price	2.44%	(4.16)%[4]	(4.67)%	13.13%	6.24%	6.13%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[5]	1.34%	1.48%[6]	1.64%	1.56%	1.31%	1.13%

Total expenses after fees waived[5]	1.32%	1.46%[6]	1.63%	1.56%	1.31%	1.13%

Total expenses after fees waived and excluding interest expense and fees[5,7]	1.06%	1.04%[6]	1.04%	1.03%	0.96%	0.94%

Net investment income[5]	7.11%	6.36%[6]	5.96%	6.50%	6.37%	6.23%

Dividends to Preferred Shareholders	1.09%	1.82%[6]	1.88%	1.68%	0.87%	0.42%

Net investment income to Common Shareholders	6.02%[7]	4.54%[6]	4.08%	4.82%	5.50%	5.81%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$499,093	$518,912	$549,910	$567,954	$562,474	$584,248

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$247,700	$259,475	$304,000	$304,000	$304,000	$259,000

Portfolio turnover	22%	17%	25%	43%	35%	18%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$75,376	$75,011 [8]	$70,242 [8]	$71,725 [8]	$71,259 [8]	$81,397 [8]

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[8]	Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniHoldings Insured Fund II, Inc. (“MuniHoldings Insured II”), BlackRock MuniYield California Insured Fund, Inc. (“MuniYield California Insured”), BlackRock MuniYield Insured Fund, Inc. (“MuniYield Insured”), BlackRock MuniYield Michigan Insured Fund II, Inc. (“MuniYield Michigan Insured II”) and BlackRock MuniYield New York Insured Fund, Inc. (“MuniYield New York Insured”) (collectively, the “Funds” or individually as the “Fund”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine, and make available for publication, the net asset values of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Fund’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Swap agreements are valued by utilizing quotes received daily by each Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by each Fund’s Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’slength transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized gain of the commitment.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of the Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Fund. The TOB may also be terminated without the consent of the Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

ANNUAL REPORT	JULY 31, 2009	41

Notes to Financial Statements (continued)

Interest income from the underlying securities is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2009, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for the trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates

MuniHoldings Insured II	$116,224,116	$63,286,828	0.27% – 2.32%
MuniYield California Insured	$182,285,335	$98,275,469	0.22% – 1.59%
MuniYield Insured	$298,770,945	$162,422,546	0.24% – 1.83%
MuniYield Michigan Insured II	$17,062,620	$9,030,000	1.35% – 1.69%
MuniYield New York Insured	$112,988,935	$60,816,881	0.25% – 2.29%

For the year ended July 31, 2009, the Funds’ average trust certificates outstanding and the daily weighted average interest rate were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate

MuniHoldings Insured II	$57,408,414	1.91%
MuniYield California Insured	$92,131,894	1.71%
MuniYield Insured	$173,305,105	1.72%
MuniYield Michigan Insured II	$12,273,233	1.81%
MuniYield New York Insured	$63,194,114	1.93%

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds when short-term interest rates rise, but tend to outperform the market for fixed rate bonds when short-term interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ investment income and distributions to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset value per share.

Zero-Coupon Bonds: Each Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either receive collateral or segregate assets in connection with certain investments (e.g., financial futures contracts and swaps) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/ deposit securities as collateral for certain investments (e.g., financial futures contracts and swaps). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each party may be required to deliver additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Each Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Funds’ US federal tax returns remains open for the periods ended July 31, 2009 and 2008, October 31, 2007 and 2006 (September 30, 2007 and 2006 for MuniHoldings Insured II). The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140” (“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Funds’ financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds

42	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (continued)

selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match their deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown as fees paid indirectly in the Statements of Operations.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds may mitigate these losses through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Funds and their counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty each Fund’s certain derivative financial instruments’ payables and/or receivables with collateral held. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counter-party non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

Financial Futures Contracts: The Funds may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses.When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets. Financial futures transactions involve minimal counterparty risk since financial futures contracts are guaranteed against default by the exchange on which they trade. Counterparty risk is also minimized by the daily margin variation.

Swaps: The Funds may enter into swap agreements, in which a Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Forward interest rate swaps — The Funds may enter into forward interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). In a forward interest rate swap, each Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The Funds generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap. The Funds’ maximum risk of loss due to counterparty default is the amount of the unrealized gain on the contract.

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”:

The Effect of Derivative Instruments on the Statement of Operations Year Ended July 31, 2009*

Net Realized Gain (Loss) From Derivatives Recognized in Income

	MuniYield Insured	MuniYield New York Insured

Interest rate contracts:
Financial futures contracts	—	$77,657
Forward interest rate swaps	$(3,603,000)	—

Net Change in Unrealized Depreciation on Derivatives Recognized in Income

MuniYield Insured

Interest rate contracts:
Forward interest rate swaps	$1,951,000

*	As of July 31, 2009 there were no financial futures contracts or forward interest rate swaps outstanding. During the year ended July 31, 2009, the Funds had limited activity in these transactions.

ANNUAL REPORT	JULY 31, 2009	43

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Funds under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

Each Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of 0.55% for MuniHoldings Insured II, and 0.50% for MuniYield California Insured, MuniYield Insured, MuniYield Michigan Insured II, and MuniYield New York Insured, of each Fund’s average daily net assets. Average daily net assets is the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager has voluntarily agreed to waive its advisory fee on the proceeds of Preferred Shares and TOBs that exceeds 35% of the average daily net assets of MuniHoldings Insured II, which is included in fees waived by advisor in the Statements of Operations. For the year ended July 31, 2009, the Manager waived its fees in the amount of $523,127.

The Manager has agreed to waive its advisory fee by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, which are included in fees waived by advisor in the Statements of Operations. For the year ended July 31, 2009, the amounts waived were as follows:

Fees Waived by Manager

MuniHoldings Insured II	$25,068
MuniYield California Insured	$93,793
MuniYield Insured	$88,042
MuniYield Michigan Insured II	$23,654
MuniYield New York Insured	$92,584

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, with respect to each Fund, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Manager.

For the year ended July 31, 2009, the Funds reimbursed the Manager for certain accounting services in the following amounts, which are included in accounting services in the Statements of Operations:

Accounting Services

MuniHoldings Insured II	$8,572
MuniYield California Insured	$13,427
MuniYield Insured	$24,181
MuniYield Michigan Insured II	$4,932
MuniYield New York Insured	$15,380

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2009 were as follows:

	Purchases	Sales

MuniHoldings Insured II	$164,999,251	$175,091,176
MuniYield California Insured	$170,180,509	$221,527,825
MuniYield Insured	$382,190,095	$514,313,812
MuniYield Michigan Insured II	$22,681,318	$41,122,665
MuniYield New York Insured	$166,860,247	$229,849,859

44	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (continued)

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2009 attributable to amortization methods on fixed income securities, the tax classification of distributions received from a regulated investment company, the book to tax difference on the sale of residual interests in tender option bond trusts, and the expiration of capital loss carry-forwards were reclassified to the following accounts:

	MuniHoldings Insured II	MuniYield California Insured	MuniYield Insured	MuniYield Michigan Insured II	MuniYield New York Insured

Paid-in capital	$(237,148)	—	$(102,733)	$(174,667)	—
Undistributed net investment income	$(175,115)	$469,285	$4,560	$15,459	$(365,942)
Accumulated net realized loss	$412,263	$(469,285)	$98,173	$159,208	$365,942

The tax character of distributions paid during the fiscal years ended September 30, 2007, the fiscal years ended October 31, 2007, the fiscal period ended July 31, 2008 and the fiscal year ended July 31, 2009 were as follows:

	MuniHoldings Insured II	MuniYield California Insured	MuniYield Insured	MuniYield Michigan Insured II	MuniYield New York Insured

Tax-exempt income
2009	$16,930,683	$26,614,795	$54,029,269	$9,856,970	$29,967,696
2008	16,813,824	23,900,958	48,537,923	8,558,146	26,552,750
2007	21,194,039	32,745,435	66,194,332	11,709,561	36,258,422
Ordinary income
2009	—	—	—	—	290,863

Total
2009	$16,930,683	$26,614,795	$54,029,269	$9,856,970	$30,258,559

2008	$16,813,824	$23,900,958	$48,537,923	$8,558,146	$26,552,750

2007	$21,194,039	$32,745,435	$66,194,332	$11,709,561	$36,258,422

As of July 31, 2009, the tax components of accumulated net losses were as follows:

	MuniHoldings Insured II	MuniYield California Insured	MuniYield Insured	MuniYield Michigan Insured II	MuniYield New York Insured

Undistributed tax-exempt income	$5,189,584	$3,986,437	$8,961,413	$2,003,635	$3,410,269
Capital loss carryforwards	(9,242,528)	(11,209,643)	(56,395,753)	(3,416,103)	(27,323,889)
Net unrealized losses*	(19,782,988)	(28,932,656)	(76,595,819)	(7,080,729)	(30,615,247)

Total accumulated net losses	$(23,835,932)	$(36,155,862)	$(124,030,159)	$(8,493,197)	$(54,528,867)

*

The differences between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the deferral of compensation to directors and the tax treatment of residual interests in tender option bond trusts.

As of July 31, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	MuniHoldings Insured II	MuniYield California Insured	MuniYield Insured	MuniYield Michigan Insured II	MuniYield New York Insured

2010	—	—	—	$1,050,253	$3,007,157
2011	—	$4,417,434	—	—	—
2012	$306,103	2,675,948	—	1,288,851	16,583,200
2014	—	—	$1,489,118	—	3,107,506
2015	—	1,362,395	5,979,955	—	—
2016	—	—	25,066,903	823,067	2,330,288
2017	8,936,425	2,753,866	23,859,777	253,932	2,295,738

Total	$9,242,528	$11,209,643	$56,395,753	$3,416,103	$27,323,889

ANNUAL REPORT	JULY 31, 2009	45

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, including Preferred Shares, par value $0.10 per share, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued shares of Common Shares without approval of Common Shareholders.

Common Shares

Shares issued and outstanding remained constant during the period ended July 31, 2009 and 2008 and the year ended October 31, 2007 (September 30, 2007 for MuniHoldings Insured II).

Preferred Shares

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Funds, as set forth in each Fund’s Articles Supplementary (“Governing Instrument”), are not satisfied.

From time to time in the future, the Funds that have issued Preferred Shares may affect repurchases of such shares at prices below their liquidation preferences as agreed upon by the Funds and seller. The Funds also may redeem such shares from time to time as provided in the applicable Governing Instrument. The Funds intend to affect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with the holders of Common Shares (one vote per share) as a single class. However, holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

46	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (continued)

The Funds had the following series of Preferred Shares outstanding, effective yields and reset frequency as of July 31, 2009:

	Series	Preferred Shares		Effective Yield	Reset Frequency Days

MuniHoldings Insured II	A	1,345	[1]	0.58%	7
	B	1,345	[1]	0.58%	7
	C	2,550	[1]	0.58%	7

MuniYield California Insured	A	1,090	[1]	0.43%	28
	B	1,090	[1]	0.52%	7
	C	969	[1]	0.58%	7
	D	1,211	[1]	0.35%	28
	E	1,211	[1]	0.58%	7
	F	1,090	[2]	1.63%	7

MuniYield Insured	A	1,376	[1]	0.53%	28
	B	1,376	[1]	0.58%	28
	C	1,376	[1]	0.38%	28
	D	1,376	[1]	0.46%	28
	E	2,502	[1]	0.58%	7
	F	1,588	[1]	0.43%	28
	G	1,501	[1]	0.52%	7
	H	1,625	[2]	1.63%	7
	I	1,625	[2]	1.57%	7

MuniYield Michigan Insured II	A	1,941	[1]	0.52%	7
	B	1,200	[1]	0.58%	7
	C	353	[2]	1.63%	7

MuniYield New York Insured	A	1,385	[1]	0.46%	28
	B	1,385	[1]	0.52%	7
	C	2,282	[1]	0.52%	7
	D	1,597	[1]	0.58%	7
	E	1,793	[1]	0.46%	28
	F	1,466	[2]	1.63%	7

[1]

The maximum applicable rate on this series of Preferred Shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

[2]

The maximum applicable rate on this series of Preferred Shares is the higher of 110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

Dividends on 7- and 28-day Preferred Shares are cumulative at a rate which is reset every 7 or 28 days, respectively, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, the Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the Preferred Shares is footnoted as applicable on the above chart. The low, high and average dividend rates on the Preferred Shares for each Fund for the year ended July 31, 2009 were as follows:

	Series	Low	High	Average

MuniHoldings Insured II	A	0.35%	12.26%	1.89%
	B	0.38%	12.57%	1.88%
	C	0.40%	11.35%	1.77%

MuniYield California Insured	A	0.43%	11.73%	2.27%
	B	0.35%	11.73%	1.81%
	C	0.40%	11.35%	1.87%
	D	0.35%	8.68%	1.92%
	E	0.35%	12.26%	1.85%
	F	1.45%	12.52%	2.75%

MuniYield Insured	A	0.52%	5.76%	1.86%
	B	0.43%	12.57%	2.27%
	C	0.38%	8.65%	1.96%
	D	0.46%	7.49%	2.31%
	E	0.38%	12.57%	1.95%
	F	0.43%	10.21%	2.11%
	G	0.43%	10.21%	1.89%
	H	1.42%	12.25%	2.81%
	I	1.42%	11.76%	2.78%

MuniYield Michigan Insured II	A	0.43%	10.21%	1.90%
	B	0.40%	11.35%	1.89%
	C	1.45%	12.52%	2.84%

MuniYield New York Insured	A	0.46%	7.16%	1.66%
	B	0.43%	10.21%	1.86%
	C	0.35%	11.73%	1.87%
	D	0.40%	11.35%	1.84%
	E	0.46%	7.49%	1.73%
	F	1.42%	12.25%	2.78%

Since February 13, 2008, the Preferred Shares of each Fund failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.35% to 12.57% for the year ended July 31, 2009. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of the Preferred Shares. A failed auction occurs when there are more sellers of a fund’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for each Fund’s Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

The Funds may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

ANNUAL REPORT	JULY 31, 2009	47

Notes to Financial Statements (continued)

Prior to December 22, 2008, the Funds paid commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregated principal amount. As of December 22, 2008, commissions paid to broker-dealers on Preferred Shares that experienced a failed auction were reduced to 0.15% on the aggregate principal amount. The Funds will pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions for the period August 1, 2008 through December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate) as follows:

Commissions

MuniHoldings Insured II	$68,962
MuniYield California Insured	$80,260
MuniYield Insured	$136,544
MuniYield Michigan Insured II	$46,041
MuniYield New York Insured	$147,194

During the year ended July 31, 2009, certain Funds announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

MuniHoldings Insured II	A	7/06/09	147	$3,675,000
	B	7/09/09	147	$3,675,000
	C	7/08/09	278	$6,950,000

MuniYield California Insured	A	7/31/09	169	$4,225,000
	B	7/13/09	169	$4,225,000
	C	7/08/09	150	$3,750,000
	D	7/10/09	187	$4,675,000
	E	7/06/09	187	$4,675,000
	F	7/09/09	169	$4,225,000

MuniYield Insured	A	7/23/09	80	$2,000,000
	B	7/30/09	80	$2,000,000
	C	7/09/09	80	$2,000,000
	D	7/16/09	80	$2,000,000
	E	7/09/09	145	$3,625,000
	F	8/04/09	87	$2,175,000
	G	7/14/09	87	$2,175,000
	H	7/06/09	95	$2,375,000
	I	7/06/09	95	$2,375,000

MuniYield New York Insured	A	7/21/09	66	$1,650,000
	B	6/30/09	66	$1,650,000
	C	7/06/09	108	$2,700,000
	D	7/08/09	76	$1,900,000
	E	7/16/09	85	$2,125,000
	F	7/06/09	70	$1,750,000

During the period ended July 31, 2008, the Funds announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

MuniHoldings Insured II	A	6/27/08	608	$15,200,000
	B	6/26/08	608	$15,200,000
	C	6/25/08	1,152	$28,800,000

MuniYield California Insured	A	7/07/08	541	$13,525,000
	B	6/30/08	541	$13,525,000
	C	6/25/08	481	$12,025,000
	D	7/11/08	602	$15,050,000
	E	6/27/08	602	$15,050,000
	F	6/26/08	541	$13,525,000

MuniYield Insured	A	6/26/08	744	$18,600,000
	B	7/03/08	744	$18,600,000
	C	7/10/08	744	$18,600,000
	D	7/17/08	744	$18,600,000
	E	6/26/08	1,353	$33,825,000
	F	7/08/08	812	$20,300,000
	G	6/24/08	812	$20,300,000
	H	6/27/08	880	$22,000,000
	I	6/23/08	880	$22,000,000

MuniYield Michigan Insured II	A	6/17/08	259	$6,475,000
	B	6/25/08	160	$4,000,000
	C	6/26/08	47	$1,175,000

MuniYield New York Insured	A	6/24/08	249	$6,225,000
	B	6/17/08	249	$6,225,000
	C	6/23/08	410	$10,250,000
	D	6/25/08	287	$7,175,000
	E	7/17/08	322	$8,050,000
	F	6/27/08	264	$6,600,000

The Funds financed the Preferred Share redemptions with cash received from TOB transactions.

For MuniYield Michigan Insured II, shares issued and outstanding during the year ended July 31, 2009 remained constant.

Shares issued and outstanding during the year ended October 31, 2007 (September 30, 2007 for MuniHoldings Insured II) remained constant for all Funds.

48	ANNUAL REPORT	JULY 31, 2009

Notes to Financial Statements (concluded)

8. Restatement Information:

Subsequent to the initial issuance of MuniYield Insured’s October 31, 2006 financial statements and MuniHoldings Insured II’s September 30, 2006 financial statements, it was determined that the criteria for sale accounting in Financial Accounting Standards No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for each of the two years in the period ended October 31, 2005 with respect to MuniYield Insured, and for each of the two years in the period ended September 30, 2005 with respect to MuniHoldings Insured II, have been restated to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.

Financial Highlights for MuniYield Insured For the Years Ended October 31, 2005 and 2004

	2005		2004

	Previously Reported	Restated	Previously Reported	Restated

Total expenses, net of waiver[1]	1.01%	1.60%	0.95%	1.19%
Total expenses[1]	1.01%	1.60%	0.95%	1.19%
Portfolio turnover	123.85%	105%	144.40%	122%

[1]	Do not reflect the effect of dividends to Preferred Shareholders.

Financial Highlights for MuniHoldings Insured II For the Years Ended September 30, 2005 and 2004

	2005		2004

	Previously Reported	Restated	Previously Reported	Restated

Total expenses, net of waiver and reimbursement[1]	1.15%	1.32%	1.12%	1.17%
Total expenses[1]	1.21%	1.38%	1.21%	1.27%
Portfolio turnover	58.19%	46%	45.89%	45%

[1]	Do not reflect the effect of dividends to Preferred Shareholders.

9. Subsequent Events:

Each Fund paid a net investment income dividend on September 1, 2009 to Common Shareholders of record on August 14, 2009 as follows:

Distribution Per Share

MuniHoldings Insured II	$0.0675
MuniYield California Insured	$0.0610
MuniYield Insured	$0.0610
MuniYield Michigan Insured II	$0.0665
MuniYield New York Insured	$0.0525

The dividends declared on Preferred Shares for the period August 1, 2009 to August 31, 2009 were as follows:

	MuniHoldings Insured II	MuniYield California Insured	MuniYield Insured	MuniYield Michigan Insured II	MuniYield New York Insured

Series A	$13,653	$12,467	$14,735	$19,685	$13,576
Series B	$14,214	$11,266	$15,532	$12,351	$14,552
Series C	$27,177	$10,327	$13,407	$10,724	$23,586
Series D	—	$10,946	$13,845	—	$17,020
Series E	—	$12,293	$26,435	—	$18,041
Series F	—	$34,286	$17,131	—	$45,569
Series G	—	—	$15,771	—	—
Series H	—	—	$50,512	—	—
Series I	—	—	$50,788	—	—

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through September 28, 2009, the date the financial statements were issued.

ANNUAL REPORT	JULY 31, 2009	49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings Insured Fund II, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund II, Inc., and BlackRock MuniYield New York Insured Fund, Inc. (collectively, the “Funds”):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniHoldings Insured Fund II, Inc. as of July 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended, for the period October 1, 2007 to July 31, 2008 and for the year ended September 30, 2007, and the financial highlights for the year then ended, for the period October 1, 2007 to July 31, 2008 and for each of the two years in the period ended September 30, 2007. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniYield California Insured Fund, Inc. as of July 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended, for the period November 1, 2007 to July 31, 2008 and for the year ended October 31, 2007, and the financial highlights for the year then ended, for the period November 1, 2007 to July 31, 2008 and for each of the four years in the period ended October 31, 2007. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniYield Insured Fund, Inc. as of July 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended, for the period November 1, 2007 to July 31, 2008, and for the year ended October 31, 2007, and the financial highlights for the year then ended, for the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. as of July 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period November 1, 2007 to July 31, 2008, and for the year ended Octo-ber 31, 2007, and the financial highlights for the year then ended, for the period November 1, 2007 to July 31, 2008, and for each of the four years in the period ended October 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of BlackRock Muni-Holdings Insured Fund II, Inc. for each of the two years in the period ended September 30, 2005 (before the restatement described in Note 8) were audited by other auditors whose report, dated November 9, 2005, expressed a qualified opinion on those financial highlights because of the errors described in Note 8. The financial highlights of BlackRock MuniYield Insured Fund, Inc. for each of the two years in the period ended October 31, 2005 (before the restatement described in Note 8) were audited by other auditors whose report, dated December 9, 2005, expressed a qualified opinion on those financial highlights because of the errors described in Note 8.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniHoldings Insured Fund II, Inc. as of July 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended, for the period October 1, 2007 to July 31, 2008 and for the year ended September 30, 2007, and the financial highlights for the year then ended, for the period October 1, 2007 to July 31, 2008 and for each of the two years in the period ended September 30, 2007, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield California Insured Fund, Inc. as of July 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended, for the period November 1, 2007 to July 31, 2008 and for the year ended October 31, 2007, and the financial highlights for the year then ended, for the period November 1, 2007 to July 31, 2008 and for each of the four years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield Insured Fund, Inc. as of July 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended, for the period November 1, 2007 to July 31, 2008 and for the year ended October 31, 2007, and the financial highlights for the year then ended, for the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. as of July 31, 2009, the results of their operations for the year then ended, the changes in their net assets for the year then ended, for the period

50	ANNUAL REPORT	JULY 31, 2009

Report of Independent Registered Public Accounting Firm (concluded)

November 1, 2007 to July 31, 2008 and for the year ended October 31, 2007, and the financial highlights for the year then ended, for the period November 1, 2007 to July 31, 2008 and for each of the four years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

We have audited the adjustments, applied by management, to restate certain BlackRock MuniHoldings Insured Fund II, Inc. (“Insured Fund II”) financial highlights for each of the two years in the period ended September 30, 2005 to correct the errors described in Note 8. We have also audited the adjustments, applied by management, to restate certain BlackRock MuniYield Insured Fund, Inc. (“Insured Fund”) financial highlights for each of the two years in the period ended October 31, 2005 to correct the errors described in Note 8. These adjustments are the responsibility of the Funds’ management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated information in Insured Fund II’s financial highlights for each of the two years in the period ended September 30, 2005 and Insured Fund’s financial highlights for each of the two years in the period ended October 31, 2005. We did not perform any audit procedures designed to assess whether any additional adjustments or disclosures to Insured Fund II’s or Insured Fund’s financial highlights for each of the two years in the period ended September 30, 2005 and October 31, 2005, respectively, might be necessary in order for such financial highlights to be presented in conformity with accounting principles generally accepted in the United States of America. In our opinion, the adjustments to the financial highlights of Insured Fund II or Insured Fund’s financial highlights for each of the two years in the period ended September 30, 2005 and October 31, 2005, respectively, for the restatements described in Note 8 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to the Insured Fund II’s or Insured Fund’s financial highlights for each of the two years in the period ended September 30, 2005 and October 31, 2005, respectively, other than with respect to the adjustments described in Note 8 and, accordingly, we do not express an opinion or any other form of assurance on the Insured Fund II’s or Insured Fund’s financial highlights for each of the two years in the period ended September 30, 2005 and October 31, 2005, respectively.

Deloitte & Touche LLP
Princeton, New Jersey
September 28, 2009

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BlackRock Muni-Holdings Insured Fund II, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Insured Fund, Inc. and BlackRock MuniYield Michigan Insured Fund II, Inc. during the taxable years ended July 31, 2009 qualify as tax-exempt interest dividends for federal income tax purposes.

The following table summarizes the taxable per share distributions paid by BlackRock MuniYield New York Insured Fund, Inc. during the taxable year ended July 31, 2009.

	Payable Date	Ordinary Income

Common Shareholders	12/31/08	$0.005012
Preferred Shareholders:
Series A	12/09/08	$8.37
Series B	12/09/08	$9.17
Series C	12/15/08	$9.12
Series D	12/10/08	$9.03
Series E	12/04/08	$8.20
Series F	12/19/08	$10.03

All of the other net investment income distributions paid by the Fund qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT	JULY 31, 2009	51

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board” and, collectively, the “Boards,” the members of which are referred to as “Board Members”) of each of BlackRock MuniHoldings Insured Fund II, Inc. (“MUE”), BlackRock MuniYield California Insured Fund, Inc. (“MCA”), BlackRock MuniYield Insured Fund, Inc. (“MYI”), BlackRock MuniYield Michigan Insured Fund II, Inc. (“MYM”) and BlackRock MuniYield New York Insured Fund, Inc. (“MYN” and, together with MUE, MCA, MYI and MYM, each a “Fund” and, collectively, the “Funds”) met on April 14, 2009 and May 28 – 29, 2009 to consider the approval of its respective Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. Each Board also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between its respective Fund, the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.” Unless otherwise indicated, references to actions taken by the “Board” or the “Boards” shall mean each Board acting independently with respect to its respective Fund.

Activities and Composition of the Boards

Each Board consists of twelve individuals, ten of whom are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members of each Fund are responsible for the oversight of the operations of such Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which has one interested Board Member) and is chaired by an Independent Board Member. In addition, each Board has established an Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, each Board assessed, among other things, the nature, scope and quality of the services provided to its respective Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

Throughout the year, the Boards, acting directly and through their committees, considers at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any underperformance against its peers; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) the Funds’ operating expenses; (d) the resources devoted to, and compliance reports relating to, the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2009 meeting, each Board requested and received materials specifically relating to the Agreements. Each Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and open-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; and (f) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on April 14, 2009, each Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2009 meeting, the Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 28 – 29, 2009 Board meeting.

At an in-person meeting held on May 28 – 29, 2009, each Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and such Fund and the Sub-Advisory Agreement between such Fund, the Manager and the Sub-Advisor, each for a one-year term ending June 30, 2010. The Boards considered all factors they believed relevant with respect to the Funds, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Funds; (d) economies of scale; and (e) other factors.

52	ANNUAL REPORT	JULY 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Each Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of its respective Fund’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with such Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: Each Board, including its Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its respective Fund. Throughout the year, each Board compared its respective Fund’s performance to the performance of a comparable group of closed-end funds, and the performance of at least one relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its respective Fund’s portfolio management team discussing such Fund’s performance and such Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and its respective Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed a general description of BlackRock’s compensation structure with respect to its respective Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, each Board considered the quality of the administrative and non-investment advisory services provided to its respective Fund. BlackRock and its affiliates provide the Funds with certain administrative and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including its Independent Board Members, also reviewed and considered the performance history of its respective Fund. In preparation for the April 14, 2009 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance of its respective Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in such Fund’s applicable Lipper category and customized peer group selected by BlackRock. Each Board was provided with a description of the methodology used by Lipper to select peer funds. Each Board regularly reviews the performance of its respective Fund throughout the year.

The Board of MUE noted that MUE performed below the median of its customized Lipper peer group composite in the one-, three- and five-year periods reported. The Board of MUE and BlackRock reviewed the reasons for MUE’s underperformance during these periods compared with its Peers. The Board of MUE was informed that, among other things, overweight positions in the hospital and housing sectors and poor performance of some insured and AMT bonds held by MUE negatively impacted MUE’s performance.

The Board of MCA noted that MCA performed below the median of its customized Lipper peer group composite in the one- and five-year periods reported and MCA performed above the median of its customized Lipper peer group composite in the three-year period reported. The Board of MCA and BlackRock reviewed the reasons for MCA’s underperformance during these periods compared with its Peers. The Board of MCA was informed that, among other things, higher short-term borrowing costs resulting from frozen auction rate markets, and a high-quality (lower yielding) asset mix has reduced MCA’s yield advantage and negatively impacted MCA’s performance.

The Board of MYI noted that MYI performed below the median of its customized Lipper peer group composite in the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for MYI’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, over-exposure to the long-end of the municipal curve, an overweight on insured bonds with weaker underlying credits and the underperformance of municipal cash relative to MYI’s Bond Market Association hedges all negatively impacted MYI’s performance.

For MUE, MCA and MYI, the Board of each respective Fund and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve each such Fund’s performance.

ANNUAL REPORT	JULY 31, 2009	53

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of MYM noted that, in general, MYM performed better than its Peers in that MYM’s performance was at or above the median of its customized Lipper peer group composite in each of the one-, three- and five-year periods reported.

The Board of MYN noted that, in general, MYN performed better than its Peers in that MYN’s performance was at or above the median of its customized Lipper peer group composite in two of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including its Independent Board Members, reviewed its respective Fund’s contractual advisory fee rates compared with the other funds in its respective Lipper category. Each Board also compared its respective Fund’s total expenses, as well as actual management fees, to those of other comparable funds. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Boards considered BlackRock’s overall operating margin compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third-party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Funds and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

Each Board noted that its respective Fund paid contractual management fees, which do not take into account any expense reimbursement or fee waivers, lower than or equal to the median contractual management fees paid by such Fund’s Peers.

D. Economies of Scale: Each Board, including its Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its respective Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable such Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of such Fund. The Boards considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is managed independently consistent with its own investment objectives. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure.

E. Other Factors: The Boards also took into account other ancillary or “fallout” benefits that BlackRock or its affiliates and significant shareholders may derive from their relationship with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative and distribution services. The Boards also noted that BlackRock may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock, which included information on brokerage commissions and trade execution practices throughout the year.

54	ANNUAL REPORT	JULY 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

Conclusion

Each Board, including its Independent Board Members, unanimously approved the continuation of the Advisory Agreement between its respective Fund and the Manager for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between such Fund, the Manager and Sub-Advisor for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, each Board, including its Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its respective Fund and its shareholders. In arriving at a decision to approve the Agreements, each Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflects the results of several years of review by such Fund’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2009	55

Automatic Dividend Reinvestment Plan

How the Plan Works — The Funds offer a Dividend Reinvestment Plan (“The “Plan”) under which income and capital gains dividends paid by a Fund are automatically reinvested in additional Common Shares of the Fund. The Plan is administered on behalf of the shareholders by The BNY Mellon Share-owner Services for MuniYield Michigan Insured II and MuniYield New York Insured, and by Computershare Trust Company, N.A. for MuniHoldings Insured II, MuniYield California Insured and MuniYield Insured (individually, the “Plan Agent” or together, the “Plan Agents”). Under the Plan, whenever a Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Shares of the Fund. The Plan Agents will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding Common Shares on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agents will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases Common Shares of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents’ service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Funds’ shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Funds’ shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at the following addresses: Shareholders of MuniYield Michigan Insured II and MuniYield New York Insured should contact The BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242 and shareholders of MuniHoldings Insured II, MuniYield California Insured and MuniYield Insured should contact Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-IBFM or overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

56	ANNUAL REPORT	JULY 31, 2009

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				104 Funds 101 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Medical Corp. from 1996 to 2005.

				104 Funds 101 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care real estate investment trust)

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

				104 Funds 101 Portfolios	None

Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Director and Member of the Audit Committee	Since 2007	Consultant/Investor since 1988.	104 Funds 101 Portfolios	None

Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Director and Member of the Audit Committee	Since 2007

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				104 Funds 101 Portfolios	None

Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003.

				104 Funds 101 Portfolios	The McClatchy Company (publishing)

James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	104 Funds 101 Portfolios	None

Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	104 Funds 101 Portfolios	BlackRock Kelso Capital Corp.

ANNUAL REPORT	JULY 31, 2009	57

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Director	Since 2007

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor, John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.

				104 Funds 101 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Duke Realty (real estate); Metropolitan Life Insurance Company (insurance); Information Services Group (media/technology)

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Director and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs, since 2006; Unit Head, Finance, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				104 Funds 101 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III, 1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

58	ANNUAL REPORT	JULY 31, 2009

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Directors[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	President	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

				173 Funds 283 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				173 Funds 283 Portfolios	None

[1]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	JULY 31, 2009	59

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Funds Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Funds serve at the pleasure of the Board of Directors.

Investment Advisor
BlackRock Advisors, LLC Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC Plainsboro, NJ 08536

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Custodians
State Street Bank and Trust Company[2] Boston, MA 02101

The Bank of New York Mellon[3] New York, NY 10286

Transfer Agents
Common Shares
Computershare Trust Company, N.A.[2] Providence, RI 02490

BNY Mellon Shareowner Services[3] Jersey City, NJ 07310

Auction Agents
Preferred Shares
BNY Mellon Shareowner Services Jersey City, NJ 07310

Independent Registered Public Accounting Firm
Deloitte & Touche LLP Princeton, NJ 08540

Accounting Agent
State Street Bank and Trust Company Princeton, NJ 08540

Address of the Funds
100 Bellevue Parkway Wilmington, DE 19809

Effective July 31, 2009, Donald C. Burke, Chief Executive Officer of the Funds retired. The Funds’ Boards of Directors wish Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became Chief Executive Officer of the Funds, and Brendan Kyne became Vice President of the Funds.

[2]	For BlackRock MuniHoldings Insured Fund II, Inc., BlackRock MuniYield California Insured Fund, Inc. and BlackRock MuniYield Insured Fund, Inc.

[3]	For BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc.

60	ANNUAL REPORT	JULY 31, 2009

Additional Information

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Other than the revisions discussed in the Board of Approvals on page 62, during the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s web-site is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

Fund Certification

The Funds are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

ANNUAL REPORT	JULY 31, 2009	61

Additional Information (continued)

Board Approvals

On September 12, 2008, the Board of each Fund voted unanimously to change certain investment guidelines of its respective Fund. Under normal market conditions, the Funds are required to invest at least 80% of their total assets in municipal bonds either (i) insured under an insurance policy purchased by the Funds or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. Historically, the Funds have had an additional non-fundamental investment policy limiting its purchase of insured municipal bonds to those bonds insured by insurance providers with claims-paying abilities rated AAA or Aaa at the time of investment.

Following the onset of the credit and liquidity crises currently troubling the financial markets, the applicable rating agencies lowered the claims-paying ability rating of most of the municipal bond insurance providers below the highest rating category. As a result, the Manager recommended, and the Board of each Fund approved, an amended policy with respect to the purchase of insured municipal bonds that such bonds must be insured by insurance providers or other entities with claims-paying abilities rated at least investment grade. This investment grade restriction is measured at the time of investment, and the Funds will not be required to dispose of municipal bonds they hold in the event of subsequent downgrades. The approved changes do not alter the Funds’ investment objectives.

The Manager and the Boards believe the amended policy will allow the Manager to better manage the Funds’ portfolios in the best interest of the Funds’ shareholders and to better meet the Funds’ investment objectives.

Effective September 13, 2008, following approval by the Board of each Fund and the applicable rating agencies, the Board of each Fund amended the terms of its respective Fund’s Articles Supplementary in order to allow the Fund to enter into TOB transactions, the proceeds of which were used to redeem a portion of the Fund’s Preferred Shares. Accordingly, the definition of Inverse Floaters was amended to incorporate the Fund’s permissible ratio of floating rate instruments into inverse floating rate instruments. Additionally, conforming changes and certain formula modifications concerning inverse floaters were made to the definitions of Moody’s Discount Factor and S&P Discount Factor, as applicable, to integrate the Fund’s investments in TOBs into applicable calculations.

62	ANNUAL REPORT	JULY 31, 2009

Additional Information (concluded)

Section 19 Notices

These amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Funds will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative Distributions by Character

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

MuniYield New York Insured	$0.635012	—	—	$0.635012	100%	0%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2009	63

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

#MHMYINS5—SAR-7/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards Robert S. Salomon, Jr. (retired effective December 31, 2008)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniHoldings Insured Fund II, Inc.	$34,300	$33,400	$3,500	$3,500	$6,100	$6,100	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniHoldings Insured Fund II, Inc.	$418,128	$415,649

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and

concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2009.

(a)(1)

The registrant (or “Fund”) is managed by a team of investment professionals comprised of Robert Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Sneeden, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006, 2006 and 2006, respectively.

Portfolio Manager	Biography

Theodore R. Jaeckel, Jr.	Managing Director at BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

Walter O’Connor	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

Robert Sneeden	Director of BlackRock, Inc. since 2006; Vice President of MLIM from 1998 to 2006.

(a)(2)	As of July 31, 2009:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Walter O’Connor	76	0	0	0	0	0
	$17.6 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	76	0	0	0	0	0
	$17.6 Billion	$0	$0	$0	$0	$0
Robert Sneeden	13	0	0	0	0	0
	$1.57 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3)	As of July 31, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g. Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

          Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. O’Connor and Jaeckel have each received awards under the LTIP.

          Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. O’Connor, Jaeckel and Sneeden have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – July 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned

Walter O’Connor	None
Theodore R. Jaeckel, Jr.	None
Robert Sneeden	None

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Insured Fund II, Inc.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer of
BlackRock MuniHoldings Insured Fund II, Inc.

Date: September 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Insured Fund II, Inc.

Date: September 22, 2009

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Insured Fund II, Inc.

Date: September 22, 2009